UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES




                  Investment Company Act file number 811-06199
                                                     ---------


                       The Nottingham Investment Trust II
                       -----------------------------------
               (Exact name of registrant as specified in charter)


116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip code)


                                Julian G. Winters
116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 252-972-9922
                                                            ------------

                     Date of fiscal year end: March 31, 2005
                                              --------------


                    Date of reporting period: March 31, 2005
                                              --------------

Item 1. REPORTS TO STOCKHOLDERS.
        -----------------------




________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II




                                  ANNUAL REPORT




                        FOR THE YEAR ENDED MARCH 31, 2005




                               INVESTMENT ADVISOR
                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                             Atlanta, Georgia 30309



                       EARNEST PARTNERS FIXED INCOME TRUST
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863



                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-773-3863






This report and the financial statements contained herein are submitted for the general information of the shareholders of the EARNEST Partners Fixed Income Trust (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

--------------------------------------------------------------------------------
Statements in the Annual Report that reflect projections or expectations of future financial or economic performance of the EARNEST Partners Fixed Income Trust (the "Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective. Investment in the Fund is also subject to the following risks: market risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, investment advisor risk, market sector and portfolio turnover risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted herein represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-800-525-3863. The prospectus should be read carefully before investing.
--------------------------------------------------------------------------------

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving or reimbursing part of those funds' total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 28, 2005.


For More Information on the EARNEST Partners Fixed Income Fund:

        See Our Web site @ www.earnestpartners.com
                 or
        Call Our Shareholder Services Group Toll-Free at 1-800-525-FUND,
             (1-800-525-3863)

[COMPANY LOGO HERE]
[EARNEST PARTNERS

--------------------------------------------------------------------------------
                     75 Fourteenth Street ~ Suite 2300 ~ Atlanta, Georgia 30309
                                            (404) 815-8772 ~ Fax (404) 815-8948
                                             E-Mail: INVEST@EARNESTPARTNERS.COM
                                                        WWW.EARNESTPARTNERS.COM

23 May 2005

Dear Shareholders of the EARNEST Partners Fixed Income Trust:

     Enclosed for your review is the annual report of the EARNEST Partners Fixed Income Trust (the "Fund") for the fiscal year ended 31 March 2005. For the fiscal year, the Fund's total return was -0.12%, lagging its benchmark, the Lehman Brothers Aggregate Bond Index, by 1.27%. This was a difficult year for bonds as yields increased for all benchmark Treasury issues except the old 30-year. Yields on three-month Treasury bills were up 183 basis points in response to the 175 basis point increase in the Federal Funds Rate. Further out on the yield curve, the yield of the 10-year Treasury dropped by 64 basis points, instead of going up as most forecasters had predicted. Over the course of the 12 months, the 10-year Treasury traded to yield a high of 4.49% and a low of 3.84%.

     For the year, the strong sector performer was single-family Mortgage-Backed Securities (MBS), which is the largest sector of the benchmark at 35%. In spite of the difficulties in the Treasury market, investors maintained their confidence in this sector, helping the option-adjusted spread for MBS to tighten by a basis point. At one point during the year, the option-adjusted spread for MBS reached the tightest level seen in 16 years of data. We remain underweighted in the MBS sector, believing that investors are not compensated at such low spread levels for the prepayment or extension risks of the paper. However, this underweight contributed to our underperformance this past year. MBS have underperformed in the past and will do so again.

     We find ourselves navigating what are still low interest rates, levels that have not been seen since the mid-1960s. In this environment, spread changes can exceed interest rate changes, making relative value the driver of portfolio performance. For the year just ended, we were not allocated to the sectors that performed the best. However, the portfolio quality continues to be high and our interest rate risk is proximal to that of the benchmark. We believe this sets us up to be able to regain the ground we have lost, and then some, as you expect us to do.

Very truly yours,

/s/ Douglas Folk
EARNEST Partners Limited, LLC
Douglas Folk, CFA

This letter reflects our analysis and opinions as of 23 May 2005. The information is not a complete analysis of every aspect of any market, industry, security or fund. Statements of fact have been obtained from sources considered by the advisor to be reliable.

EARNEST Partners Fixed Income Trust

Performance Update - $50,000 Investment

For the period from March 31, 1995 to March 31, 2005

-----------------------------------------------------------  -----------------------------------------------------------------
[LINE GRAPH HERE]                                            Performance Returns for the periods ended March 31, 2005.
             EARNEST         LEHMAN          LIPPER          -----------------------------------------------------------------
             Partners       Brothers       Intermidiate      Average Annual                        One       Five       Ten
           Fixed Income  Aggregate Bond  Investment Grade    Total Returns                         Year       Year      Year
              Trust          Index       Debt Fund Index     -----------------------------------------------------------------
           -------------  --------------  ----------------   EARNEST Partners Fixed Income Trust  (0.12)%     6.56%     6.60%
3/31/1995    $50,000        $50,000          $50,000         -----------------------------------------------------------------
3/31/1996     55,350         55,393           55,029         Cumulative Total                      Ten       Final Value of
3/31/1997     58,325         58,114           57,458         Investment Returns                    Year     $50,000 Investment
3/31/1998     64,107         65,079           63,620         -----------------------------------------------------------------
3/31/1999     67,934         69,303           67,307         EARNEST Partners Fixed Income Trust  89.40%         $94,700
3/31/2000     68,929         70,601           68,238         -----------------------------------------------------------------
3/31/2001     76,828         79,447           76,319         Lehman Brothers Aggregate Bond       99.32%         $99,660
3/31/2002     79,377         83,696           80,022         Index
3/31/2003     89,931         93,476           88,234         -----------------------------------------------------------------
3/31/2004     94,811         98,529           93,428         Lipper Intermediate Investment       88.38%         $94,191
3/31/2005     94,700         99,660           94,191         Grade Debt Fund Index
-----------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial investment of $50,000 at March 31, 1995. All dividends and distributions are reinvested. This graph depicts the performance of the EARNEST Partners Fixed Income Trust (the "Fund") versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


Fund Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example                           Beginning Account Value         Ending Account Value             Expenses Paid
                                               April 1, 2004                 March 31, 2005               During Period*
--------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                      $998.80                        $4.00
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before                   $1,000.00                     $1,046.00                       $4.09
expenses)
--------------------------------------------------------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized  expense ratio of 0.40% multiplied by the average account value over the period.

EARNEST Partners Fixed Income Trust

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
------------------------------------------------------------------  ----------------------------------------------------------------

MONEY MARKET - 3.17%                                                   REMIC Trust 2003-16
                                                                          3.130%, 04/16/16               $ 431,494        $ 420,093
     Evergreen Institutional Treasury Money Market                     REMIC Trust 2003-22
        (Cost $1,248,360)              1,248,360    $  1,248,360          2.750%, 06/16/21                 177,581          172,106
                                                    ------------
                                                                       REMIC Trust 2003-36
                                                                          2.933%, 10/16/20               1,018,696          985,135
US GOVERNMENT & AGENCY OBLIGATIONS - 62.36%                            REMIC Trust 2003-59
                                                                          2.274%, 07/16/18               1,013,214          964,864
     A.I.D. - Equador REMIC Trust 2003-72
        7.050%, 05/01/15                $ 51,220           56,739         4.356%, 02/16/30                 713,120          701,791
     A.I.D. - Israel                                                   Matson Navigation Company, Inc. Title XI
        5.500%, 12/04/23                 700,000          739,824         5.337%, 09/04/28                 611,000          611,880
     A.I.D. - Ivory Coast                                              Perforadora Cent SA de CV Shipping Title XI
        8.100%, 12/01/06                 100,075          103,633         5.240%, 12/15/18                 420,011          424,996
     A.I.D. - Peru                                                     Private Export Funding Corp NT-Q
        8.350%, 01/01/07                  51,217           51,363         3.400%, 02/15/08                 600,000          586,714
     Alter Barge Line Title XI                                         Private Export Funding Corp NT-P
        6.000%, 03/01/26                 278,000          292,940         5.685, 05/15/12                  650,000          686,073
     Amethyst Title XI                                                 Rowan Companies, Inc. Title XI
        4.390%, 04/15/16                 766,668          750,829         2.800%, 10/20/13                 642,856          599,032
     Federal Agricultural Mortgage Corporation                         Small Business Administration
     Series AM-1003                                                    Series 1992-20H
        6.745%, 04/25/13                 370,168          380,463         7.400%, 08/01/12                  83,072           87,134
     Federal National Mortgage Association                             Series 1995-20L
     REMIC Trust 2003-TI                                                  6.450%, 12/01/15                 179,013          185,788
        3.807%, 11/25/12                 290,372          285,374      Series 1997-20A
     Government National Mortgage Association                             7.150%, 01/01/17                 203,046          214,278
     REMIC Trust 2001-12                                               Series 1998-20B
        5.510%, 01/16/15                 561,588          572,377         6.150%, 02/01/18                 457,030          474,534
     REMIC Trust 2001-34                                               Series 2000-20K
        5.449%, 11/16/15                  60,746           61,772         7.220%, 11/01/20                 632,266          684,862
     REMIC Trust 2001-44                                               Series 2001-20A
        5.204%, 10/16/14                  16,730           16,851         6.290%, 01/01/21                 549,180          578,466
     REMIC Trust 2001-44                                               Series 2002-10A
        6.114%, 11/16/21                 840,000          875,685         5.350%, 01/01/12                 616,479          626,695
     REMIC Trust 2002-35                                               Series 2002-10B
        5.883%, 10/16/23                 800,000          833,323         5.300%, 03/01/12                 759,923          771,937
     REMIC Trust 2002-83                                               Series 2002-10F
        3.313%, 04/16/17                 255,445          249,943         3.940%, 11/01/12                 398,953          393,029
     REMIC Trust 2002-85                                               Series 2002-20J
        3.293%, 11/16/18                  71,192           70,615         4.750%, 10/01/22                 881,409          873,082
     REMIC Trust 2002-9                                                Series 2003-10B
        4.691%, 06/16/16                 211,928          212,869         3.390%, 03/01/13                 532,021          513,545


                                                                                                                         (Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
------------------------------------------------------------------  ----------------------------------------------------------------

US GOVERNMENT & AGENCY OBLIGATIONS - (Continued)                       Atlantic City Electric Funding Series 2002-1 A3
                                                                          4.910%, 07/20/17               $ 800,000     $    797,618
     Series 2003-10C                                                   California Infrastructure SCE Series 1997-1
        3.530%, 05/01/13               $ 571,394     $    554,818         6.380%, 09/25/08                 366,679          374,891
     Series 2003-20C                                                   California Infrastructure SDG&E Series 1997-1
        4.500%, 03/01/23               1,116,986        1,086,961         6.370%, 12/26/09                 250,000          261,430
     Series 2003-20D                                                   CenterPoint Energy Transition Bond Co. 2001-1
        4.760%, 04/01/23                 611,828          605,216         4.760%, 09/15/09                 460,000          463,520
     Series 2003-20E                                                   Connecticut RRB Series 2001-1 A2
        4.640%, 05/01/23                 599,736          588,771         5.730%, 03/30/09                 800,000          816,117
     Series 2003-20F                                                   Connecticut RRB Series 2001-1 A5
        4.070%, 06/01/23               1,098,768        1,040,590         6.210%, 12/30/11                 365,000          390,546
     Series 2003-20I                                                   Consumer Funding 2001-1
        5.130%, 09/01/23                 736,769          741,499         4.980%, 04/20/12                 300,000          304,905
     Series 2005-20B                                                   Detroit Edison Securitization Funding 2001-1
        4.625%, 02/01/25                 700,000          679,710         6.190%, 03/01/13                 100,000          106,638
     Sterling Equipment, Inc. Title XI                                 Illinois Power Trust Series 1998-1
        6.125%, 09/28/19                 196,791          210,861         5.540%, 06/25/09                 200,000          203,917
     United States Treasury Note                                       Massachusetts RBB Trust 1999-1
        3.000%, 11/15/07               1,000,000          978,281         7.030%, 03/15/12                 200,000          217,396
     United States Treasury Note                                       Massachusetts RBB Trust 2001-1
        3.625%, 01/15/10               1,000,000          976,055         6.530%, 06/01/15                 578,768          615,808
                                                     ------------
                                                                       PECO Energy Bonds Series 2000-A
     Total US Government & Agency Obligations                             7.625%, 03/01/10                 250,000          276,353
        (Cost $25,021,167)                             24,573,396      PP&L Transition Bonds Series 1999-1
                                                     ------------
                                                                          7.150%, 06/25/09                 485,000          522,203
US GOVERNMENT INSURED OBLIGATIONS - 0.62%                              Public Service New Hampshire Series 2001-1 A3
                                                                          6.480%, 05/01/15                 780,000          850,442
                                                                                                                       ------------
     Federal Housing Authority Project Loan
     Downtowner Apartments                                             Total Corporate Asset Backed Securities
        8.375%, 11/01/11                 100,788          108,204         (Cost $6,454,958)                               6,296,763
                                                                                                                       ------------
     Reilly #046
        6.513%, 06/01/14                  55,653           56,149   CORPORATE OBLIGATIONS - 18.95%
     USGI #87
        7.430%, 08/01/23                  76,709           78,467      Arkansas Electric Cooperative Corporation
                                                     ------------
                                                                          7.330%, 06/30/08                 241,000          253,496
     Total US Government Insured Obligations                           Burlington Northern and Santa Fe Railway Co.
        (Cost $234,746)                                   242,820         6.230%, 07/02/18                 847,259          884,725
                                                     -------------
                                                                       Continental Airlines Inc.
CORPORATE ASSET BACKED SECURITIES - 15.98%                                7.707%, 04/02/21                 700,214          684,543
                                                                       CSX Corporation
     Atlantic City Electric Funding Series 2002-1 A                       6.550%, 06/15/13                 300,000          323,971
        2.890%, 07/20/10                  96,874           94,979


                                                                                                                         (Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value
                                      Principal       (Note 1)
------------------------------------------------------------------  ----------------------------------------------------------------

CORPORATE OBLIGATIONS - (Continued)                                 Summary of Investments by Category
                                                                                                         % of Net
                                                                    Category                              Assets           Value
     Delta Airlines                                                 ----------------------------------------------------------------
        6.718%, 01/02/23            $    657,961     $    684,352   Corporate ABS                           15.98%     $  6,296,763
     Federal Farm Credit Bank                                       Corporate Obligations                   18.95%        7,468,114
        3.000%, 12/17/07                 800,000          778,269   Money Market                             3.17%        1,248,360
     FedEx Corporation                                              US Gov. & Agency Obligations            62.36%       24,573,396
        7.650%, 01/15/22                 128,299          149,127   US Gov. Insured Obligations              0.62%          242,820
     Ford Motor Credit Co.                                          Total                                  101.08%     $ 39,829,453
        7.375%, 02/01/11                 700,000          695,474
     General Motors Acceptance Corp.
        6.875%, 08/28/12                 700,000          623,695
     National Rural Utilities Co-op
        3.875%, 02/15/08                 750,000          738,482
     Norfolk Southern Railway Company
        5.950%, 04/01/08                 250,000          261,163
     Southwest Airlines Co Series 2001-1
        5.100%, 05/01/06                 721,068          729,415
     Union Pacific ETC Corporation
        4.698%, 01/02/24                 575,000          551,523
     Union Pacific Railroad Company
        6.630%, 01/27/22                 100,000          109,879
                                                     ------------

     Total Corporate Obligations
        (Cost $7,759,821)                               7,468,114
                                                     ------------

Total Investments (Cost $40,719,052) 101.08%         $ 39,829,453
Liabilities in Excess of Other Assets (1.08)%            (425,980)
                                                     ------------

Net Assets - 100.0%                                  $ 39,403,473
                                                     ============

 * Non-income producing investment.













See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

STATEMENT OF ASSETS AND LIABILITIES


As of March 31, 2005

--------------------------------------------------------------------------------------------------------------------------------

Assets:
      Investments, at value (cost $40,719,052)                                                               $     39,829,453
      Cash                                                                                                             20,755
      Receivables:
           Income                                                                                                     422,833
      Prepaid expenses                                                                                                  4,231
      Due from affiliates:
           Advisor (note 2)                                                                                             6,091

      Total assets                                                                                                 40,283,363

Liabilities:
      Payables:
           Investments purchased                                                                                      869,400
      Accrued expenses                                                                                                 10,490

      Total liabilities                                                                                               879,890

Net Assets                                                                                                   $     39,403,473

Net Assets Consist of:
      Capital (par value and paid in surplus)                                                                $     40,576,866
      Undistributed net investment income                                                                               1,624
      Accumulated net realized loss on investments                                                                   (285,418)
      Net unrealized depreciation on investments                                                                     (889,599)

      Total Net Assets                                                                                       $     39,403,473
      Shares Outstanding, no par value (unlimited authorized shares)                                                3,705,716
      Net Asset Value, Offering Price and Redemption Price Per Share                                         $          10.63


















See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

STATEMENT OF OPERATIONS


For the fiscal year ended March 31, 2005

---------------------------------------------------------------------------------------------------------------------------------

Investment Income:
      Interest                                                                                               $      1,420,485
      Dividends                                                                                                        11,856

      Total Income                                                                                                  1,432,341

Expenses:
      Advisory fees (note 2)                                                                                          157,448
      Administration fees (note 2)                                                                                     43,735
      Transfer agent fees (note 2)                                                                                     18,000
      Fund accounting fees (note 2)                                                                                    30,499
      Custody fees (note 2)                                                                                            11,508
      Compliance services fees (note 2)                                                                                 2,272
      Registration and filing administration fees (note 2)                                                              2,680
      Legal fees                                                                                                        9,422
      Audit and tax preparation fees                                                                                   17,099
      Registration and filing expenses                                                                                 10,000
      Shareholder servicing expenses                                                                                    2,298
      Printing expenses                                                                                                 1,965
      Trustee fees and meeting expenses                                                                                 4,763
      Securities pricing fees                                                                                          17,180
      Other operating expenses                                                                                         10,386

      Total Expenses                                                                                                  339,255

      Expenses reimbursed by advisor (note 2)                                                                         (41,846)
      Advisory fees waived (note 2)                                                                                  (157,448)

      Net Expenses                                                                                                    139,961

Net Investment Income                                                                                               1,292,380

Net Realized and Unrealized Loss on Investments

      Net realized loss from investment transactions                                                                  (37,667)
      Change in unrealized appreciation on investments                                                             (1,419,112)

Net Realized and Unrealized Loss on Investments                                                                    (1,456,779)

Net Decrease in Net Assets Resulting from Operations                                                         $       (164,399)







See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

For the fiscal years ended March 31,                                                           2005                2004
------------------------------------------------------------------------------------------------------------------------------

Operations:
     Net investment income                                                              $       1,292,380      $    1,185,339
     Net realized (loss) gain from investment transactions                                        (37,667)            112,836
     Change in unrealized appreciation on investments                                          (1,419,112)            313,385

Net (Decrease) Increase in Net Assets Resulting from Operations                                  (164,399)          1,611,560

Distributions to Shareholders: (note 4)
     Net investment income                                                                     (1,406,195)         (1,270,236)
     Net realized gain from investment transactions                                                     0                   0

Decrease in Net Assets Resulting from Distributions                                            (1,406,195)         (1,270,236)

Capital Share Transactions: (note 5)
     Shares sold                                                                               11,579,979          35,503,521
     Reinvested dividends and distributions                                                     1,071,978           1,037,215
     Shares repurchased                                                                       (10,812,138)        (11,502,370)

Increase from Capital Share Transactions                                                        1,839,819          25,038,366

Net Increase in Net Assets                                                                        269,225          25,379,690

Net Assets:
     Beginning of Year                                                                         39,134,248          13,754,558
     End of Year                                                                        $      39,403,473      $   39,134,248

Undistributed Net Investment Income                                                     $           1,624                   -




















See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal years ended March 31,                                      2005           2004           2003           2002           2001
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year                            $  11.08       $  10.88       $  10.08       $  10.32        $  9.84

(Loss) Income from Investment Operations
     Net investment income                                        0.41           0.36           0.51           0.59           0.61
     Net realized and unrealized (loss) gain on securities       (0.42)          0.22           0.80          (0.24)          0.48

Total from Investment Operations                                 (0.01)          0.58           1.31           0.35           1.09

Less Distributions:
     Dividends (from net investment income)                      (0.44)         (0.38)         (0.51)         (0.59)         (0.61)
     Distributions (from capital gains)                           0.00           0.00           0.00           0.00           0.00

Total Distributions                                              (0.44)         (0.38)         (0.51)         (0.59)         (0.61)

Net Asset Value, End of Year                                  $  10.63       $  11.08       $  10.88       $  10.08       $  10.32

Total return                                                     (0.12)%         5.43 %        13.30 %         3.32 %        11.46 %

Net Assets, End of Year (in thousands)                        $ 39,403       $ 39,134       $ 13,755       $  5,791       $  6,631

Average Net Assets for the Year (in thousands)                $ 34,988       $ 35,772       $  8,148       $  6,114       $  7,434

Ratios of:
Gross Expenses to Average Net Assets                              0.97 %         0.95 %         1.97 %         2.44 %         1.99 %
Net Expenses to Average Net Assets                                0.40 %         0.40 %         0.58 %         0.90 %         0.90 %
Net Investment Income to Average Net Assets                       3.69 %         3.31 %         4.55 %         5.65 %         6.05 %

Portfolio turnover rate                                          43.87 %        54.20 %        74.35 %        23.87 %         7.68 %



















See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

--------------------------------------------------------------------------------


1.   Organization and Significant
     Accounting Policies

EARNEST Partners Fixed Income Trust factors described above and (the "Fund") is a series fund. The particularly the spread between yields
Fund  is   part   of  the   Nottingham    on the  securities  being  valued  and
Investment Trust II (the "Trust"), yields on U.S. Treasury securities which was organized as a Massachusetts with similar remaining years to business trust and is registered under maturity. Those estimated values may the Investment Company Act of 1940 differ from the values that would have (the "1940 Act"), as amended, as an resulted from actual purchase and sale
open-ended    management    investment    transactions.
company.  The  Fund is  classified  as
diversified  as  defined  in the  1940    Investment Transactions and Investment
Act.                                      Income
                                          Investment  transactions are accounted
The Fund commenced operations on for as of the date purchased or sold November 15, 1991. The investment (trade date). Dividend income is objective of the Fund is to preserve recorded on the ex-dividend date.
capital  and  maximize  total  returns    Interest  income  is  recorded  on the
through    active     management    of    accrual     basis     and     includes
investment-grade          fixed-income    amortization    of    discounts    and
securities.                               premiums.   Gains   and   losses   are
                                          determined  on  the  identified   cost
The following accounting policies have    basis,  which is the same  basis  used
been consistently followed by the Fund    for federal income tax purposes.
and are in conformity  with accounting
principles  generally  accepted in the    Expenses
United   States  of   America  in  the    The  Fund  bears   expenses   incurred
investment company industry.              specifically  on its behalf as well as
                                          a portion of general  expenses,  which
Investment Valuation                      are  allocated  according  to  methods
The Fund's  investments  in securities    approved annually by the Trustees.
are   carried  at  value.   Securities
listed on an  exchange  or quoted on a    Dividend Distributions
national  market  system are valued at    The Fund may  declare  and  distribute
the last  sales  price as of 4:00 p.m.    dividends from net  investment  income
Eastern Time. Other securities traded at the end of each month. in the over-the-counter market and Distributions from capital gains (if listed securities for which no sale any) are generally declared and
was  reported  on that date are valued    distributed annually.
at  the   most   recent   bid   price.
Securities   and   assets   for  which    Estimates
representative  market  quotations are    The     preparation    of    financial
not readily available (e.g., if the statements in conformity with exchange on which the portfolio accounting principles generally security is principally traded closes accepted in the United States of early or if trading of the particular America requires management to make portfolio security is halted during estimates and assumptions that affect the day and does not resume prior to the amount of assets, liabilities, the Fund's net asset value expenses and revenues reported in the calculation) or which cannot be financial statements. Actual results
accurately  valued  using  the  Fund's    could differ from those estimates.
normal  pricing  procedures are valued
at fair  value as  determined  in good    Federal Income Taxes
faith under policies approved by the The Fund is considered a personal Trustees, taking into consideration holding company as defined under institutional bid and last sale Section 542 of the Internal Revenue prices, and securities prices, yields, Code since 50% of the value of the estimated maturities, call features, Fund's shares were owned directly or
ratings,   institutional   trading  in    indirectly    by   five    or    fewer
similar groups of securities and individuals at a certain time during developments related to specific the last half of the year. As a securities. A portfolio security's personal holding company, the Fund is "fair value" price may differ from the subject to federal income taxes on price next available for that undistributed personal holding company portfolio security using the Fund's income at the maximum individual
normal pricing procedures. Instruments    income  tax  rate.  No  provision  for
with maturities of 60 days or less are income taxes is included in the valued at amortized cost, which accompanying financial statements, as
approximates market value.                the  Fund  intends  to  distribute  to
                                          shareholders  all  taxable  investment
The financial statements include income and realized gains and securities valued at $350,922 (0.89% otherwise comply with Subchapter M of of net assets) whose values have been the Internal Revenue Code applicable
estimated  using a method  approved by    to regulated investment companies.
the Trust's  Board of  Trustees.  Such
securities   are  valued  by  using  a
matrix system, which is based upon the
                                                                   (Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

--------------------------------------------------------------------------------


Indemnifications
Under the Fund's organizational The Advisor has entered into a documents, its officers and Trustees contractual agreement (the "Expense are indemnified against certain Limitation Agreement") with the Fund liabilities arising out of the under which it has agreed to waive or
performance  of  their  duties  to the    reduce  its fees and to  assume  other
Fund.  In  addition,   in  the  normal    expenses of the Fund, if necessary, in
course of business, the Fund enters amounts that limit the Fund's total into contracts with their vendors and operating expenses (exclusive of others that provide for general interest, taxes, brokerage fees and indemnifications. The Fund's maximum commissions, extraordinary expenses, exposure under these arrangements is and payments, if any, under a Rule unknown, as this would involve future 12b-1 Plan) to not more than a
claims  that may be made  against  the    specified  percentage  of the  average
Fund.  The Fund  expects  that risk of    daily  net  assets of the Fund for the
loss to be remote.                        current fiscal year. There can be no

Proxy   Voting   Policies  and  Voting    assurance that the Expense  Limitation
Record (Unaudited)                        Agreement will continue in the future.
A copy of the Trust's Proxy Voting and Subject to approval by the Board of Disclosure Policy and the Advisor's Trustees, the Advisor may be able to
Proxy Voting and Disclosure Policy are    recoup   fees   waived  and   expenses
included  as  Appendix B to the Fund's    assumed  during  any of  the  previous
Statement of Additional Information five (5) fiscal years, provided that and is available, without charge, upon the Fund's total assets exceed $20 request, by calling 1-800-773-3863. million and the Fund has reached a After June 30, 2004, information sufficient asset size to permit such regarding how the Fund voted proxies reimbursement to be made without relating to portfolio securities causing the total annual expense ratio during the most recent 12-month period of the Fund to exceed 0.40% as ended June 30 will be available (1) described above. The expense without charge, upon request, by limitation percentages, as well as the calling the Fund at the number above Advisory fees waived and expenses and (2) on the SEC's website at reimbursed for the current fiscal year
http://www.sec.gov.                       are included in the schedule below.

Quarterly Portfolio Holdings
(Unaudited)                             -------------------------------------------------
The Fund files its  complete  schedule       Advisor Fees
of portfolio holdings with the SEC for    Average          Expense    Advisor
the first and third  quarters  of each      Net           Limitation    Fees    Expenses
fiscal  year on Form N-Q.  The  Fund's     Assets   Rate    Ratio      Waived  Reimbursed
Forms N-Q are  available  on the SEC's  -------------------------------------------------
website at http://www.sec.gov. You may    On all
review  and make  copies  at the SEC's    assets   0.45%    0.40%     $157,448   $41,846
Public  Reference  Room in Washington,  -------------------------------------------------
D.C. You may also obtain  copies after
paying a  duplicating  fee by  writing
the SEC's  Public  Reference  Section,
Washington,   D.C.  20549-0102  or  by    Administrator
electronic          request         to    The Fund pays a monthly administration
publicinfo@sec.gov,  or  is  available    fee to  The  Nottingham  Company  (the
without  charge,   upon  request,   by    "Administrator")    based   upon   the
calling  the  fund at  1-800-773-3863.    average  daily net  assets of the Fund
Information  on the  operation  of the    and  calculated  at the  annual  rates
Public  Reference Room may be obtained    shown in the schedule  provided on the
by calling the SEC at 202-942-8090.       following  page  which is subject to a
                                          minimum  of  $2,000  per  month.   The
2.   Agreements                           Administrator  also  receives a fee to
                                          procure and pay the  custodian for the
Advisor                                   funds,   additional  compensation  for
                                          fund   accounting  and   recordkeeping
The Fund pays a monthly  advisory  fee    services, and additional  compensation
to EARNEST Partners Limited,  LLC (the    for certain  costs  involved  with the
"Advisor")   based  upon  the  average    daily  valuation of securities  and as
daily  net  assets  of  the  Fund  and    reimbursement     for    out-of-pocket
calculated  at  the  annual  rates  as    expenses   (which  are  immaterial  in
shown in schedule provided below.         amount).   A  breakdown  of  these  is
                                          provided on the following page.

                                                                     (Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------------------
                                                                     Fund
     Administration Fees                  Custody Fees             Accounting   Fund Accounting    Fees          Blue Sky
     Average Net     Annual    Average Net            Annual          Fees        Average Net      Annual       Administration
       Assets        Rate       Assets                Rate         (monthly)      Assets           Rate         Fees (annual)
-------------------- ---------- ---------------------- --------------------------------------------------------------------------
    On all assets     0.125%    First $100 million      0.02%       $2,250      On all assets      0.01%      $150 per state
                                Over $100 million      0.009%
-------------------- ---------- ---------------------- ---------- --------------- --------------------------- -------------------


Compliance Services                       Transfer Agent
The Nottingham Compliance Services, North Carolina Shareholder Services, LLC, a fully owned affiliate of The LLC (the "Transfer Agent") serves as
Nottingham Company, provides services transfers, dividend paying, and which assists the Trust's Chief shareholder servicing agent for the Compliance Officer in monitoring and Fund. It receives compensation for its testing the policies and procedures of services at a rate of $15 per
the   Trust   in   conjunction    with    shareholder  per  year,  subject  to a
requirements  under  Rule 38a-1 of the    minimum   fee  of  $1,500  per  month.
Securities and Exchange Commission. It Certain Trustees and officers of the receives compensation for this service Trust are also officers of the
at an annual rate of $7,750.              Advisor,   the   Distributor   or  the
                                          Administrator.

3.  Purchases and Sales of Investment
    Securities


For the fiscal  year  ended  March 31,   securities    (excluding    short-term
2005,  the aggregate cost of purchases   securities) were as follows:
and proceeds  from sales of investment

------------------------------------------------------------------------------------------------------------------------
                                                             Purchase of Long-Term      Proceeds from Sales of Long-
                                 Proceeds from Sales of         U.S. Government            Term U.S. Government
   Purchases of Securities            Securities                  Obligations                 Obligations
------------------------------------------------------------------------------------------------------------------------
      $18,500,252                     $14,850,343                  $9,930,666                  $9,317,332
------------------------------------------------------------------------------------------------------------------------

4.   Federal Income Tax

The tax components of capital shown in Accumulated capital losses noted below the table below represent: (1) represent net capital loss carryovers distribution requirements the Funds as of March 31, 2005 that may be must satisfy under the income tax available to offset future realized
regulations,  (2) losses or deductions    capital   gains  and  thereby   reduce
the   Funds  may  be  able  to  offset    future taxable gain distributions.
against  income and gains  realized in
future years, and (3) unrealized Other book tax differences in the appreciation or depreciation of current year primarily consist of
investments  for  federal  income  tax    post-October loss deferrals.
purposes.

----------------------------------------------------------------------------------------------------------------------------
  Undistributed Ordinary   Undistributed Long-Term     Accumulated Capital     Other Book to Tax     Net Tax Appreciation/
          Income                    Gains                     Losses              Differences           (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
          $1,624                    $0.00                    $189,821               $95,597               ($889,599)
----------------------------------------------------------------------------------------------------------------------------


                                                                                                        (Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

--------------------------------------------------------------------------------

The table below  shows the  expiration
dates of the carry-forwards.




------------------------------------------------------------------------------------------------------------------------------------
Capital Loss Carry-forward Expiration Schedule
For the year ended March 31, 2005
                         March 31, 2009      March 31, 2010     March 31, 2011      March 31, 2012       March 31, 2013
--------------------------------------------------------------------------------------------------------------------------
                           $48,200                $0                 $0                  $0                $141,621
--------------------------------------------------------------------------------------------------------------------------

The aggregate cost of investments  and
the    composition    of    unrealized
appreciation   and   depreciation   of
investment   securities   for  federal
income  tax  purposes  as of March 31,
2005 are noted below.

--------------------------------------------------------------------------------------------------------------------------
                                            Aggregate Gross Unrealized                   Aggregate Gross Unrealized
          Federal Tax Cost                       Appreciation                                 Depreciation
--------------------------------------------------------------------------------------------------------------------------

            $40,719,052                            $151,948                                   ($1,041,547)
--------------------------------------------------------------------------------------------------------------------------


The    amount   of    dividends    and    gains/(losses) from paydowns, deferral
distributions from net investment of wash sale losses, foreign currency income and net realized capital gains transactions, net investment losses are determined in accordance with and capital loss carry-forwards. Any federal income tax regulations which permanent differences such as tax may differ from generally accepted returns of capital and net investment accounting principles. These losses would be reclassified against
differences   are  due  to   differing    capital.
treatments   for  items  such  as  net
short-term       gains,       realized

--------------------------------------------------------------------------------------------------------------------------
                                                         Distributions from
                                                         Long-Term Capital        Tax Return of       Net Investment
For the fiscal year ended           Ordinary Income           Gains                  Capital               Loss
--------------------------------------------------------------------------------------------------------------------------
March 31, 2005                        $1,406,195                $0                       $0                     $0
--------------------------------------------------------------------------------------------------------------------------
March 31, 2004                        $1,270,236                $0                       $0                     $0
--------------------------------------------------------------------------------------------------------------------------


5. Capital Share Transactions

------------------------------------------------
For the fiscal years ended March 31,
------------------------------------------------
                                          2005          2004
-------------------------------------- ------------ --------------
Transactions in Fund Shares
       Shares sold                       1,070,675      3,227,127
       Reinvested distributions             99,447         94,788
       Shares repurchased                (996,752)    (1,054,253)
Net Increase in Capital Share
Transactions                               173,370      2,267,662
Shares Outstanding, Beginning of Year    3,532,346      1,264,684
Shares Outstanding, End of Year          3,705,716      3,532,346
-------------------------------------- ------------ --------------

                                                                (Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

--------------------------------------------------------------------------------

6.   Information  about  Trustees  and
     Officers


The business and affairs of the organizational documents. The EARNEST Partners Fixed Income Trust Statement of Additional Information of ("Fund") and The Nottingham Investment the Fund includes additional Trust II ("Trust") are managed under information about the Trustees and the direction of the Board of Trustees officers and is available, without
("Trustees") of the Trust. Information    charge,  upon  request by calling  the
concerning the Trustees and officers Fund toll-free at 1-800-773-3863. The of the Trust and Fund is set forth address of each Trustee and officer, below. Generally, each Trustee and unless otherwise indicated below, is officer serves an indefinite term or 116 South Franklin Street, Rocky
until  certain  circumstances  such as    Mount,   North  Carolina  27804.   The
their resignation, death, or otherwise    Trustees      received       aggregate
as specified in the Trust's compensation of $4,155 during the organizational documents. Any Trustee fiscal year ended March 31, 2005 from may be removed at a meeting of the Fund for their services to the
shareholders  by a  vote  meeting  the    Fund and Trust.
requirements     of    the     Trust's

------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
                                                                                         Number of
                                                                                        Portfolios in
                           Position(s)  Length of                                       Fund  Complex
      Name, Age,            held with     Time       Principal Occupation(s)             Overseen by      Other Directorships
      And Address          Fund/Trust    Served        During Past 5 Years                Trustee          Held by Trustee
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
                                                         Independent Trustees
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Jack E. Brinson, 72       Trustee,     Since 1990   Retired;  Previously,   President        6        Independent  Trustee   of  the
                          Chairman                  of   Brinson    Investment    Co.                 following:    Gardner    Lewis
                                                    (personal     investments)    and                 Investment Trust for the three
                                                    President  of Brinson  Chevrolet,                 series  of  that  trust;   New
                                                    Inc. (auto dealership)                            Providence  Investment   Trust
                                                                                                      for  the one  series  of  that
                                                                                                      trust;     Hillman     Capital
                                                                                                      Management  Investment   Trust
                                                                                                      for  the two  series  of  that
                                                                                                      trust; MurphyMorris Investment
                                                                                                      Trust for  the one  series  of
                                                                                                      that  trust;  Merit   Advisors
                                                                                                      Investment Trust  and  the one
                                                                                                      series  of that  trust;  Merit
                                                                                                      Advisors Investment  Trust  II
                                                                                                      and  the one  series  of  that
                                                                                                      trust; de Leon Funds Trust for
                                                                                                      the one series of that  trust;
                                                                                                      and  Tilson  Investment  Trust
                                                                                                      for  the two  series  of  that
                                                                                                      trust     (all      registered
                                                                                                      investment companies)
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
J. Buckley Strandberg, 45 Trustee      Since 1991   President  of Standard  Insurance        6        Independent  Trustee of  Merit
                                                    and   Realty    (insurance    and                 Advisors  Investment Trust and
                                                    property management)                              the one  series of that trust;
                                                                                                      Merit    Advisors   Investment
                                                                                                      Trust II and the one series of
                                                                                                      that  trust   (all  registered
                                                                                                      investment companies)
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
James H. Speed, Jr., 51   Trustee      Since 2002   President  and  CEO of NC  Mutual        6        Independent   Trustee  of  RBC
                                                    Insurance   Company    (insurance                 Funds,   Inc.  for   its   six
                                                    company)    since    May    2003;                 series     (all     registered
                                                    President   of  Speed   Financial                 investment companies)
                                                    Group,  Inc.  (consulting/private
                                                    investments)  from  March 2000 to
                                                    April 2003
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------

                                                                                                                (Continued)


EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

----------------------------------------------------------------------------------------------------------------------

6.  Information about Trustees and Officers (Continued)

------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
                                                                                         Number of
                                                                                        Portfolios in
                           Position(s)  Length of                                       Fund  Complex
      Name, Age,            held with     Time       Principal Occupation(s)             Overseen by      Other Directorships
      And Address          Fund/Trust    Served        During Past 5 Years                Trustee          Held by Trustee
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
                                                          Interested Trustees
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Richard K. Bryant, 45     Trustee      Trustee      President  of Capital  Investment        6                     None
Post Office Box 32249                  since 2002   Group,  Inc.  (distributor of the
Raleigh, North Carolina                             Funds);    Vice    President   of
27622                                               Capital    Investment    Counsel,
                                                    Inc.;    President   of   Capital
                                                    Investment    Brokerage,     Inc.
                                                    (broker/dealer     firm);     and
                                                    President   of  N.C.   Securities
                                                    Association                (trade
                                                    organization);   Trustee  of  the
                                                    Trust   since   September   2002;
                                                    previously,  Trustee of the Trust
                                                    from 1990 until June 2002
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Keith A. Lee, 44          Trustee;     Trustee      Senior  Vice  President  of Brown        6                     None
1201 N. Calvert Street    Vice         since        Capital     Management,      Inc.
Baltimore, Maryland 21202 President    2002;  Vice  (advisor  of  the  Brown  Capital
                          and          President    Management    Funds)   and   Vice
                          Principal    since 1992;  President  of the  Brown  Capital
                          Executive    Principal    Management Funds;  Trustee of the
                          Officer, the Executive    Trust since June 2002
                          Brown        Officer
                          Capital      since 2002
                          Management
                          Funds
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Basis of  Interestedness. Mr.  Bryant is an  Interested  Trustee  because  he is an  officer  of Capital  Investment  Group,  Inc., the distributor of the Funds. Mr. Lee is an Interested  Trustee because he is an officer of Brown Capital  Management,  Inc., the advisor of The Brown Funds.
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
                                                            Other Officers
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Eddie C. Brown, 64        President,   Since        President   of   Brown    Capital       n/a                     n/a
1201 N. Calvert Street    the Brown    1992         Management,   Inc.;   previously,
Baltimore, Maryland       Capital                   Trustee  of the  Trust  from 1992
21202                     Management                until June 2002
                          Funds
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
R. Mark Fields, 52        Vice         Since        Manager   of   EARNEST   Partners       n/a                     n/a
119 S. President Street   President,   1992         Limited,   LLC  (advisor  of  the
2nd Floor                 EARNEST                   EARNEST   Partners  Fixed  Income
Jackson, Mississippi      Partners                  Trust), since 1999
39201                     Fixed Income
                          Trust
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Douglas S. Folk, 43       President,   Since        Partner and Portfolio  Manager of       n/a                     n/a
75 Fourteenth Street      EARNEST      2004         EARNEST  Partners  Limited,  LLC,
Suite 2300                Partners                  since 1999
Atlanta, Georgia  30309   Fixed Income
                          Trust
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
John M. Friedman, 60      Vice         Since        Partner and Portfolio  Manager of       n/a                     n/a
75 Fourteenth Street      President,   1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                EARNEST                   since 1999
Atlanta, Georgia  30309   Partners
                          Fixed Income
                          Trust
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Tracey L. Hendricks, 37   Treasurer    Since 2004   Vice   President   of   Financial       n/a                     n/a
                          and                       Reporting,  Tax, Internal, Audit,
                          Assistant                 and  Compliance of The Nottingham
                          Secretary                 Company   (Administrator  to  the
                                                    Fund)  since  2004;   previously,
                                                    Vice    President    of   Special
                                                    Projects   of   The    Nottingham
                                                    Company from 2001 to 2004
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------
Julian G. Winters, 36     Secretary    Since         Vice   President   -   Compliance       n/a                     n/a
                          and  Chief   2004          Administration       of       The
                          Compliance                 Nottingham Company, since 1998
                          Officer
------------------------- ------------ ------------ ---------------------------------- -------------- ------------------------------

Deloitte
                                                      Deloitte & Touche LLP
                                                      Two World Financial Center
                                                      New York, NY 10281-1414
                                                      USA

                                                      Tel:+ 1 252 436 2000
                                                      Fax:+ 1 212 436 5000
                                                      www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To   the  Board  of  Trustees  of  the  Nottingham   Investment   Trust  II  and
     Shareholders of EARNEST Partners Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of EARNEST Partners Fixed Income Trust (the "Fund"), including the portfolio of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the year then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the year then ended, and the financial highlights for each of the five years in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 29, 2005


                                                        Member of
                                                        Deloitte Touche Tohmatsu

                   (This page was intentionally left blank.)

________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























            This Report has been prepared for shareholders and may be
           distributed to others only if preceded or accompanied by a current prospectus.

Annual Report 2005





                                                                  Balanced Fund
                                                                    Equity Fund
                                                             Small Company Fund
                                                      International Equity Fund
                                                                   Mid-Cap Fund

                                                                 March 31, 2005




[BCM logo here]
BROWN CAPITAL MANAGEMENT





This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863.

Table of Contents

Introduction...................................................................5
Balanced Fund..................................................................7
Equity Fund...................................................................13
Small Company Fund............................................................17
International Equity Fund.....................................................21
Mid-Cap Fund..................................................................27
Statements of Assets and Liabilities..........................................32
Statements of Operations......................................................33
Statements of Changes in Net Assets...........................................34
Financial Highlights..........................................................36
Notes to Financial Statements.................................................39

-------------------------------------------------------------------------------

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Brown Capital Management Funds ("Funds") and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investments in the Funds are subject to investment risks, including, without limitation, market risk, investment style risk, investment advisor risk, market sector risk, equity securities risk, portfolio turnover risk, and other risks as set forth in the Funds' prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available by calling Shareholder Services at 1-877-892-4226. The prospectus should be read carefully before investing.
--------------------------------------------------------------------------------

Regarding the Brown Capital Management: Balanced Fund, Equity Fund, Mid-Cap and International Equity Fund:

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving or reimbursing part of those funds' total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 28, 2005.

For More Information on Your Brown Capital Management (BCM) Mutual Funds:

             See Our Web site @ www.browncapital.com
                      or
             Call Our Shareholder Services Group Toll-Free at 1-877-892-4BCM, (1-877-892-4226)

                   (This page was intentionally left blank.)

Introduction to the Brown Capital Management Mutual Funds'
Annual Fund Report
April 2005

Since our last communication, there have been several dramatic/traumatic events in our nation and the world. Depending on your political preference, the presidential election may qualify as a dramatic or traumatic event in our nation. But, we are not referring to that monumental event. Iraq would certainly qualify as a traumatic situation on the international scene, but we are not referring to that tumultuous situation either. Rather, we are referring to natural disasters. On the domestic front, we have in mind the unprecedented number of hurricanes, in close proximity to each other, ripping through the Southeast last fall. And, on the international scene, we have in mind the historic tsunamis, causing devastation along the coastal regions of several Southeast Asian countries.

Tsunami, a word not in most vocabularies prior to December 26th of last year, is now a common term. This is a natural disaster of historic proportions, and is a horrific and chilling human tragedy. In terms of the human death toll, the man-made disaster of 9/11 pales by comparison. However, unlike 9/11, the direct linkage to world economies and financial markets are not present. Therefore, in reaction to the tragedy, financial markets barely budged.

First hand reports from residents and businesses in Southern Florida offer several insights. First, the resourcefulness and resiliency of the people, and the economy, in dealing with the situation was amazing. Second, how "back to normal" things look and feel, ranging from structures to landscaping and business sales. And, third, the responsiveness and effectiveness of the Federal Emergency Management Agency (FEMA) in evaluating claims, and issuing checks to claimants -- in many instances, checks were issued within 48 hours. From an investment standpoint, an "arm chair" analysis would have predicted that building supply companies would have been beneficiaries of this natural disaster and that restaurants and property casualty insurers would have been negatively impacted. But, not so fast. Even though the building supply companies went the extra mile with extended store hours and customer service, their lack of product inventory and logistical challenges (right product, in the right quantity, at the right location) prevented them from benefiting to the extent a cursory analysis would have suggested. Certainly, the restaurants of the world were negatively impacted through curtailed or canceled business hours. However, geographical diversity, and better than expected results in other restaurant locations acted as a buffer to overall corporate results. Generally, property casualty insurers were negatively impacted, but the extent of the impact depended on the exposure to the region as a percentage of total revenues.

Looking back, looking ahead
---------------------------

In last year's report, our expectations for 2004 were -- Real GDP growth 4%+, Inflation (CPI) 2-3%, Standard & Poor's 500 annual earnings +10%, long-term interest rates (Treasury Bond) a moderate increase (< 50 basis points), stock market (Standard & Poor's 500) 8-10%. The actual results in 2004 were very close to our outlook -- Real GDP 3.9%, Inflation 3.5%, Standard & Poor's 500 earnings (estimate) increased 21%, the stock market (as measured by Standard & Poor's
500) increased 10.8%, but long-term interest rates declined 21 basis points. Except for Standard & Poor's 500 earnings, we expect 2005 to be similar to 2004 -- Real GDP growth 3-3.5%, Inflation 2-3%, long-term interest rates flat to down slightly (25-50 basis points), the stock market to produce a return of 8-10%, but for Standard & Poor's 500 earnings to increase 8%. We expect short-term interest rates to increase over the next year, flattening the yield curve, driven by Federal Reserve actions. Consistent with that objective, long-term interest rates (Treasury Bond) are likely to be flat to down slightly, influenced by only modest inflation.


What impacted performance?
--------------------------

Two primary factors plagued all of your domestic funds over the past year leading to relative underperformance. First, poor stock selection. Second, where appropriate, in the sectors where we lost ground relative to the applicable benchmark, compared to many other periods, there were an unusual number of stocks that performed well in the benchmark that we did not own. With regards to stock selection, we had a number of portfolio holdings that failed to meet top and bottom line expectations, and therefore their stock prices were negatively impacted. The combination of poor stock selection, and "omissions" in relation to the benchmark, made it difficult, in this particular period, to outperform. We don't see this as systemic. The steps that we are taking to improve are outlined below.

Why you should expect improved results going forward?
-----------------------------------------------------

We are working hard to improve upon our traditional strength, stock selection, which suffered over the past year. There are several specific actions that we are taking -- (1) we are putting more demands on ourselves to spread a broader net, and "turn over more rocks," in search of those superior companies that meet our investment criteria and (2) we will more aggressively weed out companies with weak or deteriorating fundamentals. It is imperative that we must reduce the number of stocks that take big "plugs" out of our performance. While this is difficult to achieve, we believe we will return to our prior form.

Conclusion
----------

We have confidence that the portfolio of securities we are building and maintaining will perform well against appropriate benchmarks or peer groups. As we engage in continuous improvement, you can be assured that we will remain true to our disciplines and investment approach, Growth at a Reasonable Price. Thank you for investing with us.





This letter reflects our analysis and opinions as of April 29, 2005. The information is not a complete analysis of every aspect of any market, industry, security or fund. Statements of fact have been obtained from sources considered by the advisor to be reliable.

The Brown Capital Management Balanced Fund

Performance

Your Balanced Fund trailed both the broad market index as measured by the S&P 500 Total Return Index and the Weighted 75% S&P 500 Index and 25% Lehman Government/Credit Index by 9.54% and 8.01%, respectively over the past fiscal year. As greater evidence of the year's difficulties, your Fund ranked in the 98th percentile out of 362 peer funds in the Lipper Flexible Portfolio Funds Index. Since your Fund is an aggressively weighted Balanced Fund, performance is most often driven by the equity portion of your portfolio that maintains a weighting of 75% compared to the fixed income weighting of 25%. Balanced funds that are more traditional maintain equity weightings of 50%-60% and fixed income weightings of 40%-50%. Importantly, the equity portion of your portfolio is the Brown Capital Management Equity Fund. As indicated by the aforementioned performance, and equity weighting, it is apparent that we were also performance challenged in the Equity Fund. Thankfully, our fixed income weighting offered a modest, but favorable, contribution to your Fund's performance.

Portfolio Review

In the prior year's annual report, we noted that thanks to stock selection in the equity portion of your Fund, we outpaced the S&P 500. Unfortunately, over the past fiscal year, the opposite is true. Due to poor stock selection in the equity portion of your Fund, we underperformed the S&P 500, applicable benchmarks and peer groups (additional information on the equity portion of your Fund may be found in the Portfolio Review section of the Equity Fund annual report). Thankfully, efforts made in the past to position your Fund for a declining interest rate environment contributed favorably to performance over the past fiscal year.

Outlook

Despite our missteps in stock selection over the past fiscal year, we remain confident in the outlook for your Fund. As discussed in the Equity Fund report, we continue to redouble our efforts in the pursuit of exceptional "Growth at a Reasonable Price" stocks. Given the sizeable equity weighting of your Fund, it is imperative that our stock selection produces favorable long-term performance. Without this performance, it is unlikely that the fixed income portion can deliver the contribution necessary to support lagging results. We recognize that our Balanced Fund investors often seek broad market returns, with lesser risk. It is our steadfast belief that the equity and fixed income weightings in your Fund should enable this type of risk/reward trade-off to occur today and into the future.

The Brown Capital Management Balanced Fund

Performance Update - $10,000 Investment

For the period from March 31, 1995 to March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
Performance Returns for the periods ended March 31, 2005.
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Average Annual                   One        Five      Ten
[BAR CHART HERE]                                                       Total Returns                    Year       Year      Year
           The Brown                   Lehman      75% S&P 500 Total   -------------------------------------------------------------
            Capital       S&P 500      Brothers    Return Index & 255  The Brown Capital
           Management      Total      Government    Lehaman Brothers   Management
            Balanced      Return        Credit       Government        Balanced Fund                    (2.85)%    (3.17)%    6.40%
             Fund          Index        Index        Credit Index      -------------------------------------------------------------
             ----          -----        -----        ---------------   Cumulative Total                   Ten       Final Value of
                                                                       Investment Returns                Year     $10,000 Investment
3/31/1995   $10,000       $10,000      $10,000          $10,000        -------------------------------------------------------------
3/31/1996    12,704        11,092       13,210           12,680        The Brown Capital                85.89%         $18,589
3/31/1997    13,597        11,608       15,829           14,774        Management Balanced Fund
3/31/1998    18,518        13,047       23,427           20,832        -------------------------------------------------------------
3/31/1999    20,182        13,899       27,751           24,288        S&P 500 Total Return Index       178.73%        $27,873
3/31/2000    21,842        14,133       32,730           28,081        -------------------------------------------------------------
3/31/2001    19,508        15,917       25,635           23,206        Lehman Brothers Government       100.90%        $20,090
3/31/2002    19,089        16,626       25,697           23,429        Credit Index
3/31/2003    14,918        18,849       19,334           19,213        -------------------------------------------------------------
3/31/2004    19,133        20,009       26,124           24,595        75% S&P 500 Total Return         159.27%        $25,927
3/31/2005    18,589        20,090       27,873           25,927        Index & 25% Lehman
                                                                       Brothers Government Credit
                                                                       Index
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial investment of $10,000 at March 31, 1995. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Balanced Fund (the "Fund") versus S&P 500 Total Return Index, Lehman Brothers Government Credit Index, and a combined index of 75% S&P 500 Total Return Index and 25% Lehman Brothers Government Credit Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


Fund Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Expense Example                           Beginning Account Value         Ending Account Value              Expenses Paid
                                               April 1, 2004                 March 31, 2005                During Period*
----------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                      $971.50                        $11.83
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before
expenses)                                        $1,000.00                     $1,038.00                       $12.23
----------------------------------------------------------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized  expense ratio of 1.20% multiplied by the average account value over the period.

The Brown Capital Management Balanced Fund

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
---------------------------------------------------------------  ----------------------------------------------------------------

COMMON STOCKS - 71.45%                                            Hotels, Restaurants & Leisure - 1.74%
                                                                  Carnival Corporation                      3,700    $   191,697
Automobiles & Components - 2.25%                                  Marriott International, Inc.                800         53,488
                                                                                                                     -----------
*   Advance Auto Parts                   2,300    $    116,035                                                           245,185
                                                                                                                     -----------
    Harley-Davidson, Inc.                3,460         199,850    Machinery - Diversified - 0.03%
                                                  ------------
                                                       315,885    *  Zebra Technologies Corp.                 100          4,749
                                                  ------------                                                       ------------
Capital Goods & Services - 6.62%
    Danaher Corporation                  3,900         208,299    Media - 1.31%
    General Electric Co.                11,800         425,508       Viacom Inc.                            5,300        184,599
                                                                                                                     ------------
    Illinois Tool Works Inc.             1,275         114,151
    Tyco International Ltd.              5,400         182,520    Oil and Gas Services - 4.40%
                                                  ------------
                                                       930,478       Baker Hughes, Inc.                     2,800        124,572
                                                  ------------
Commercial Services - 0.77%                                          Diamond Offshore Drilling, Inc.        1,600         79,840
    Paychex Inc.                         3,300         108,306       Schlumberger Ltd.                      2,400        169,152
                                                  ------------
                                                                     Smith International, Inc.              2,170        136,124
Cosmetics & Toiletries - 1.88%                                    *  Transocean Sedco Fores Inc.            1,100         56,606
    Procter & Gamble Co.                 5,000         265,000       XTO Energy Inc.                        1,600         52,544
                                                  ------------                                                       -----------
                                                                                                                         618,838
                                                                                                                     -----------
Distribution/Wholesale - 1.77%                                    Pharmaceuticals & Biotechnology - 4.65%
    Fastenal Company                     1,858         102,766    *  Amgen, Inc.                            2,260        131,555
*   United Parcel Service Inc.           2,000         145,480       Eli Lilly & Company                    3,100        161,510
                                                  ------------
                                                       248,246    *  Genzyme Corp.                          2,200        125,928
                                                  ------------
Diversified Financial Services - 7.51%                            *  Gilead Sciences Inc.                   4,100        146,780
    American Express Company             4,400         226,028       Pfizer, Inc.                           3,360         88,267
                                                                                                                     -----------
    Citigroup Inc.                       6,396         287,436                                                           654,040
                                                                                                                     -----------
    Legg Mason Inc.                      2,685         209,806    Retailing - 11.21%
    T. Rowe Price Group Inc.             2,095         124,401       Best Buy Co. Inc.                      3,700        199,837
    The Goldman Sachs Group, Inc.        1,900         208,981    *  Coach Inc.                             2,945        166,775
                                                  ------------
                                                     1,056,652       Lowe's Companies, Inc.                 4,370        249,483
                                                  ------------
Educational Services - 1.52%                                         Staples, Inc.                          3,800        119,434
*   Apollo Group, Inc.                   1,400         103,684       Tiffany & Co.                          5,070        175,016
*   Career Education Corporation         3,200         109,632       Walgreen Co.                           5,300        235,426
                                                  ------------
                                                       213,316       Wal-Mart Stores, Inc.                  5,530        277,108
                                                  ------------
Food Distribution - 0.68%                                         *  Williams Sonoma, Inc.                  4,200        154,350
                                                                                                                     -----------
    Sysco Corporation                    2,680          95,944                                                         1,577,429
                                                  ------------                                                       -----------
                                                                  Software & Services - 6.28%
Health Care Equipment & Services - 6.96%                          *  eBay Inc.                              2,800        104,328
*   Boston Scientific Corporation        4,420         129,462       Computer Associates Int. Inc.          3,800        102,980
    Health Management Assoc., Inc.      15,250         399,245    *  Electronic Arts Inc.                   4,400        227,832
    Omnicare, Inc.                       5,100         180,795    *  Juniper Networks, Inc.                 2,100         46,326
    Stryker Corporation                  2,520         112,417    *  Mercury Interactive Corp.              2,400        113,712
*   WellPoint Inc.                         400          50,140       Microsoft Corporation                 11,920        288,106
                                                                                                                     -----------
*   Zimmer Holdings, Inc.                1,382         107,534                                                           883,284
                                                  ------------                                                       -----------
                                                       979,593
                                                  ------------

                                                                                                                      (Continued)

The Brown Capital Management Balanced Fund

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
------------------------------------------------------------------  ----------------------------------------------------------------

COMMON STOCKS - (Continued)                                          CORPORATE OBLIGATIONS - 12.93%

Technology Hardware & Equipment - 11.87%                             Boston Edison Company
*   Altera Corporation                    5,080   $    100,482          7.80%, 05/15/10                  $ 60,000       $ 68,051
    Analog Devices, Inc.                  4,110        148,535       Coca-Cola Company
*   Applied Materials, Inc.               6,810        110,663          5.75%, 03/15/11                   200,000        210,068
*   Cisco Systems, Inc.                  15,340        274,433       Dow Chemical
*   Dell Computer Corporation             5,830        223,989          7.375%, 11/01/29                  170,000        207,132
*   EMC Corporation                       6,870         84,638       Dow Chemical Capital Debenture
*   Flextronics International, Inc.       7,900         95,116          9.20%, 06/01/10                    15,000         17,901
    Intel Corporation                     9,010        209,302       El Paso Energy
*   Jabil Circuit, Inc.                   5,110        145,737          6.95%, 12/15/07                   200,000        202,500
    Texas Instruments, Inc.               7,280        185,567       Ford Motor Company
    Xilinx, Inc.                          3,120         91,197          6.375%, 02/01/29                  170,000        139,846
                                                  ------------       ITT Corporation
                                                     1,669,659          7.375%, 11/15/15                   95,000        102,125
                                                  ------------       J.P. Morgan Chase & Co.
Total Common Stock (Cost $9,126,214)                10,051,203          6.50%, 08/01/05                    45,000         45,453
                                                  ------------       Monsanto Corporation
INVESTMENT COMPANY - 4.56%                                              6.21%, 02/05/08                    95,000         99,194
                                                                     Nalco Chemical
    Merrimac Cash Series                                                6.25%, 05/15/08                    50,000         50,313
        Nottingham Shares                                            Safeway, Inc.
        (Cost $641,275)                 641,275        641,275          6.15%, 03/01/06                   170,000        173,028
                                                  ------------       Sears Roebuck Acceptance
PRIVATE INVESTMENT COMPANY - 4.56%                                      7.00%, 02/01/11                   170,000        175,879
                                                                     Time Warner Companies Inc.
 (B)   Pamlico Enhanced Cash Trust                                      9.15%, 02/01/23                    35,000         45,806
        (Cost $641,275)                 641,275        641,275       U.S.F. & G. Corporation
                                                  ------------          7.125%, 06/01/05                   90,000         90,484
                                                                     Wachovia Corporation
COMMERCIAL PAPER - 4.21%                                                7.45%, 07/15/05                   100,000        101,106
                                                                     Wal-Mart Stores, Inc.
    General Electric Corporation                                        8.07%, 12/21/12                    80,000         90,116
        0%, 04/08/05                                                                                                ------------
        (Cost $592,692)                 593,000        592,692
                                                  ------------       Total Corporate Obligations
                                                                        (Cost $1,735,090)                              1,819,002
U.S. GOVERNMENT OBLIGATIONS - 1.48%                                                                                 ------------
    United States Treasury Note
        8.00%, 11/15/21                $ 20,000         27,160
    United States Treasury Note                                   Total Investments (Cost $12,933,118) - 99.19%     $ 13,953,695
        6.25%, 08/15/23                  20,000         23,287    Other Assets less Liabilities - 0.81%                  114,485
                                                                                                                    ------------
    Freddie Mac
        5.95%, 01/19/06                 155,000        157,801    Net Assets - 100.0%                               $ 14,068,180
                                                  ------------                                                      ============

    Total U.S. Government Obligations
        (Cost $196,572)                                208,248                                                        (Continued)
                                                  ------------

The Brown Capital Management Balanced Fund

Schedule of Investments


As of March 31, 2005
-------------------------------------------------------------------------------

----------------------------------------

 *   Non-income producing investment.

(B)  Restricted     security    -    A
     restricted   security  cannot  be
     resold  to  the  general   public
     without prior  registration under
     the   Securities   Act  of  1933.
     Restricted  securities are valued
     according to the  guidelines  and
     procedures  adopted  by the Board
     of Trustees.  The Fund  currently
     holds  641,275  shares of Pamlico
     Enhanced  Cash Trust at a cost of
     $641,275.   The   sale   of  this
     investment  has  been  restricted
     and has been valued in accordance
     with the  guidelines  adopted  by
     the Board of Trustees.  The total
     fair  value of this  security  at
     March 31, 2005 is $641,275, which
     represents 4.56% of net assets.



Summary of Investments by Industry
                                              % of Net
Industry                                       Assets              Value
---------------------------------------------------------------------------
Automobiles & Components                        3.25%         $    455,731
Beverages                                       1.49%              210,068
Capital Goods & Services                        8.98%            1,263,529
Chemicals                                       1.96%              275,346
Commercial Paper                                4.21%              592,692
Commercial Services                             0.77%              108,306
Distribution / Wholesale                        1.76%              248,246
Diversified Financial Services                  9.20%            1,293,696
Educational Services                            1.52%              213,316
Food Distribution                               1.91%              268,972
Health Care Equipment & Services                6.96%              979,593
Hotels, Restaurants, & Leisure                  2.47%              347,310
Investment Company                              4.56%              641,275
Machinery - Diversified                         0.03%                4,749
Media                                           1.64%              230,405
Oil & Gas Services                              5.84%              821,338
Pharmaceuticals & Biotechnology                 5.35%              753,234
Private Investment Company                      4.56%              641,275
Retailing                                      13.10%            1,843,424
Software & Services                             6.28%              883,284
Sovereign                                       1.12%              157,801
Technology Hardware & Equipment                11.87%            1,669,659
U.S. Treasury Notes                             0.36%               50,446
---------------------------------------------------------------------------
Total                                          99.19%         $ 13,953,695





See Notes to Financial Statements

                   (This page was intentionally left blank.)

The Brown Capital Management Equity Fund


Performance

The Equity Fund, focused on investing in large cap growth companies at reasonable prices, trailed both broad market and stylized indices in the fiscal year ending March 31, 2005 primarily due to stock selection. Your Fund trailed the broad market index, the Standard & Poor's 500 Total Return Index (S&P 500), by 11.04% and the stylized index, the Russell 1000 Growth Index, by 5.51% over the same period on an absolute, total return basis. Making matters more difficult was your Fund's performance against its industry peers as ranked by Mornigstar and Lipper. The Fund was 94th percentile out of 1329 mutual funds in Morningstar's Large Cap Growth Category and 96th percentile out of 652 mutual funds in Lipper's Large Cap Growth Equity Fund Index.

Portfolio Review

As Growth at a Reasonable Price (GARP) investors, your Fund's long-term record is a result of sound stock selection. Our investment philosophy and process date back to the firm's inception in 1983, meaning it is time-tested and capable of being repeated resulting in useful insights that help us identify stocks with above-average potential over long periods. This year was not one of those periods. We do remind shareholders that, in the parlance of many investors, one year is not considered long-term.

This does not mean that we are not accountable in areas where we could be better. As GARP managers, we historically find ideas in traditional growth sectors: Consumer Discretionary, Financials, Health Care and Information Technology. Historically, we credit much of your Fund's performance to solid stock selection in these areas. Last year, Information Technology (26.9%) and Health Care (13.9%) contributed to 68% of the Fund's underperformance versus the S&P 500. Most of this underperformance was due to disappointing performance of Semi-Conductor stocks in the Information Technology sector and large pharmaceutical stocks in the Health Care sector.

Additionally, the market again favored value investors over growth investors, like us. The Energy (6.0%) and Industrials (13.3%) sectors, traditional favorites of value investors, contributed an additional 38% to your Fund's underperformance versus the S&P 500 adding "insult to injury" given poor stock selection in areas of traditional strength. While we do not believe these areas will consistently yield names and ideas of interest, it is apparent by our peer group performance that reasonably valued growth companies may occasionally appear in less traditional areas.

Outlook

You can be confident, that we will remain disciplined GARP investors, but take extra steps to ensure we learn from difficult experiences to enhance our time-tested process. Our long-term record remains sound and continues to prove that stock selection, particularly in the areas of Consumer Discretionary, Financials, Health Care and Information Technology, delivers solid performance versus the S&P 500. We also understand that this is a very competitive asset class as evidenced by the number of "peer" managers noted above. Importantly, an increasingly small number of "active" managers outpace the broad market benchmark annually making indexing an attractive alternative for many. While this decision by investors is logical, we remain convinced that active management continues to be useful for investors willing to incur risk for reward. Our firm was incepted on this premise and continues to believe, as evidenced by our launch of your Fund 1992, that true investors are rewarded in the long run.

The Brown Capital Management Equity Fund

Performance Update - $10,000 Investment

For the period from March 31, 1995 to March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
[BAR CHART HERE]
                         The Brown Capital            S&P 500          Performance Returns for the periods ended March 31, 2005.
                         Management Equity         Total Return        -------------------------------------------------------------
                                Fund                   Index           Average Annual                 One        Five       Ten
                                ----                   -----           Total Returns                  Year       Year       Year
                                                                       -------------------------------------------------------------
3/31/1995                     $10,000                 $10,000          The Brown Capital
3/31/1996                      13,025                  13,210          Management
3/31/1997                      14,186                  15,829          Equity Fund                    (4.35)%    (6.26)%     6.30%
3/31/1998                      20,524                  23,427          -------------------------------------------------------------
3/31/1999                      22,440                  27,751          Cumulative Total               Ten        Final Value of
3/31/2000                      25,449                  32,730          Investment Returns             Year       $10,000 Investment
3/31/2001                      21,160                  25,635          -------------------------------------------------------------
3/31/2002                      20,319                  25,697          The Brown Capital              84.17%          $18,417
3/31/2003                      14,142                  19,334          Management Equity Fund
3/31/2004                      19,253                  26,124          -------------------------------------------------------------
3/31/2005                      18,417                  27,873          S&P 500 Total Return           178.73%         $27,873
                                                                       Index
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial investment of $10,000 at March 31, 1995. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Equity Fund (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


Fund Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Expense Example                           Beginning Account Value         Ending Account Value              Expenses Paid
                                               April 1, 2004                 March 31, 2005                During Period*
----------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                      $956.50                        $11.74
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before
expenses)                                        $1,000.00                     $1,038.00                       $12.23
----------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20% multiplied by the average account value over the period.

The Brown Capital Management Equity Fund

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
------------------------------------------------------------------  ----------------------------------------------------------------

COMMON STOCKS - 98.15%                                              Hotels, Restaurants & Leisure - 2.36%
                                                                       Carnival Corporation                  4,620   $    239,362
Automobile & Components - 3.38%                                        Marriott International, Inc.          1,000         66,860
                                                                                                                     ------------
*   Advance Auto Parts, Inc.               3,200    $    161,440                                                          306,222
                                                                                                                     ------------
    Harley-Davidson, Inc.                  4,800         277,248    Machinery-Diversified - 1.43%
                                                    ------------
                                                         438,688    *  Zebra Technologies Corp.              3,900        185,211
                                                    ------------                                                     ------------
Capital Goods & Services - 8.94%
    Danaher Corp                           5,000         267,050    Media - 1.96%
    General Electric Company              14,500         522,870       Viacom Inc.                           7,300        254,259
                                                                                                                     ------------
    Illinois Tool Works Inc.               1,600         143,248
    Tyco International Ltd.                6,700         226,460    Oil and Gas Services - 5.99%
                                                    ------------
                                                       1,159,628       Baker Hughes, Inc.                    3,400        151,266
                                                    ------------
Commercial Services - 1.04%                                            Diamond Offshore Drilling, Inc.       2,000         99,800
    Paychex, Inc.                          4,100         134,562       Schlumberger Limited                  3,000        211,440
                                                    ------------
                                                                       Smith International, Inc.             2,900        181,917
Cosmetics & Toiletries - 2.53%                                      *  Transocean Inc.                       1,400         72,044
    Procter & Gamble Company               6,200         328,600       XTO Energy, Inc.                      1,866         61,280
                                                    ------------                                                     ------------
                                                                                                                          777,747
                                                                                                                     ------------
Distribution/Wholesale - 2.34%                                      Pharmaceuticals & Biotechnology - 6.27%
    Fastenal Company                       2,214         122,456    *  Amgen, Inc.                           2,800        162,988
    United Parcel Service Inc.             2,500         181,850       Eli Lilly & Company                   3,400        177,140
                                                    ------------
                                                         304,306    *  Genzyme Corporation                   3,100        177,444
                                                    ------------
Diversified Financial Services - 11.22%                             *  Gilead Sciences, Inc.                 5,200        186,160
    American Express                       5,500         282,535       Pfizer Inc.                           4,200        110,334
                                                                                                                     ------------
    Citigroup Inc.                         9,000         404,460                                                          814,066
                                                                                                                     ------------
    Legg Mason, Inc.                       4,050         316,467    Retailing - 15.20%
    T. Rowe Price                          3,000         178,140       Best Buy Co., Inc.                    4,700        253,847
    The Goldman Sachs                      2,500         274,975    *  Coach, Inc.                           3,445        195,091
                                                   -------------
                                                       1,456,577       Lowe's Companies, Inc.                6,000        342,540
                                                   -------------
Educational Services - 2.06%                                           Staples, Inc.                         5,000        157,150
*   Apollo Group, Inc.                     1,900         140,714       Tiffany & Co.                         6,400        220,928
*   Career Education Corporation           3,700         126,762       Walgreen Company                      6,700        297,614
                                                   -------------
                                                         267,476       Wal-Mart Stores,Inc.                  6,200        310,682
                                                   -------------
Food Distribution - 1.02%                                           *  Williams-Sonoma Inc.                  5,300        194,775
                                                                                                                     ------------
    Sysco Corporation                      3,700         132,460                                                        1,972,627
                                                   -------------                                                     ------------
                                                                    Software & Services - 7.30%
Health Care Equipment & Services - 7.60%                            *  eBay Inc.                             2,600         96,876
*   Boston Scientific                      6,200         181,598       Computer Associates Intl, Inc.        4,700        127,370
    Health Management                     13,500         353,430    *  Electronic Arts Inc.                  3,900        201,942
    Omnicare, Inc.                         3,300         116,985    *  Mercury Interactive Corporation       3,100        146,878
    Stryker Corporation                    3,200         142,752       Microsoft Corporation                15,500        374,635
                                                                                                                     ------------
*   WellPoint Inc.                           500          62,675                                                          947,701
                                                                                                                     ------------
*   Zimmer Holdings, Inc.                  1,652         128,542
                                                    ------------
                                                         985,982
                                                    ------------

                                                                                                                        (Continued)

The Brown Capital Management Equity Fund

Schedule of Investments

As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------
                                      Shares     Market Value
                                                    (Note 1)
--------------------------------------------------------------   -------------------------------------------------------------

COMMON STOCKS - (Continued)                                       *    Non-income producing investment.
Technology Hardware & Equipment - 17.51%
*   Altera Corporation                    7,100  $    140,438     (B)  Restricted  security - A restricted  security cannot be
    Analog Devices, Inc.                  4,200       151,788          resold to the general public without prior registration
*   Applied Materials, Inc.               9,500       154,375          under the Securities Act of 1933. Restricted securities
*   Cisco Systems, Inc.                  21,200       379,268          are valued  according to the  guidelines and procedures
*   Dell Inc.                             8,100       311,202          adopted by the Board of  Trustees.  The Fund  currently
*   EMC Corporation                       9,500       117,040          holds 423,421 shares of Pamlico  Enhanced Cash Trust at
*   Flextronics International, Ltd.       7,200        86,688          a cost of  $423,421.  The sale of this  investment  has
    Intel Corporation                    12,300       285,729          been  restricted and has been valued in accordance with
*   Jabil Circuit, Inc.                   7,100       202,492          the  guidelines  adopted by the Board of Trustees.  The
*   Juniper Networks, Inc.                2,700        59,562          total fair value of this  security at March 31, 2005 is
    Texas Instruments, Inc.              10,100       257,449          $423,421, which represents 3.26% of net assets.
    Xilinx, Inc.                          4,300       125,689
                                                 ------------
                                                    2,271,720
                                                 ------------
                                                                  Summary of Investments by Industry
Total Common Stocks (Cost $11,440,372)             12,737,832
                                                 ------------                                             % of Net
                                                                  Industry                                  Assets       Value
PRIVATE INVESTMENT COMPANY - 3.26%                                ---------------------------------------------------------------
                                                                  Automobiles & Components                  3.38%      $ 438,688
 (B)  Pamlico Enhanced Cash Trust       423,421       423,421     Capital Goods & Services                  8.94%      1,159,628
        (Cost $423,421)                          ------------     Commercial Services                       1.04%        134,562
                                                                  Cosmetics & Toiletries                    2.53%        328,600
                                                                  Distribution / Wholesale                  2.34%        304,306
Total Investments (Cost $11,863,793) - 101.41%    $13,161,253     Diversified Financial Services           11.22%      1,456,577
Liabilities in Excess of Other Assets - (1.41)%      (182,939)    Educational Services                      2.06%        267,476
                                                -------------     Food Distribution                         1.02%        132,460
                                                                  Health Care Equipment & Services          7.60%        985,982
Net Assets - 100.0%                              $ 12,978,314     Hotels, Restaurants, & Leisure            2.36%        306,222
                                                                  Machinery - Diversified                   1.43%        185,211
                                                                  Media                                     1.96%        254,259
                                                                  Oil & Gas Services                        5.99%        777,747
                                                                  Pharmaceuticals & Biotechnology           6.27%        814,066
                                                                  Private Investment Company                3.26%        423,421
                                                                  Retailing                                15.20%      1,972,627
                                                                  Software & Services                       7.30%        947,701
                                                                  Technology Hardware & Equipment          17.51%      2,271,720
                                                                  --------------------------------------------------------------
                                                                  Total                                   101.41%    $13,161,253






See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Performance

Your Small Company Fund trailed the broad market and stylized index for your Fund's fiscal year ending March 31, 2005. The reason for the underperformance was stock selection. Your Fund trailed the broad market as measured by the Standard & Poor's 500 Total Return Index by 17.18%, the small cap "core" index, the Russell 2000 by 15.9% and the stylized small cap growth index, the Russell 2000 Growth Index, by 11.36%, on an absolute total return basis over the fiscal year. The results were equally discouraging when compared to the Fund's peers as it earned a 94th percentile ranking in both Morningstar's Small Growth Category (692 funds) and Lipper's Small Cap Growth Fund Index (512 funds). This is the third consecutive annual report where stock selection ranks among the key reason for underperformance. We understand that this is difficult for investors and take your Fund's performance record, particularly the long-term results, quite seriously as we believe those short-term periods of underperformance should be expected given our investment style.

Portfolio Review

As many of our long-term investors understand, we are not benchmark oriented and do not seek to construct a portfolio using traditional definitions or guidelines. Our "peers" are other small cap growth managers. Most use capitalization as a measure of company size, we do not. We believe that small companies are better-measured using operating revenue. Most small cap growth managers place sector and security "bets" against a stylized benchmark like the Russell 2000 Growth Index. We believe that exceptional small companies may not appear in a conventional index, let alone be properly categorized making sector or security "bets" useless.

While we are fundamentally different, we understand that as an active manager, we will ultimately be compared to conventional benchmarks and peer groups, but it should be no surprise that we do not communicate in conventional terms.
Whether deemed conventional or not, we are accountable for your Fund's underperformance. Stock selection in Medical/Healthcare (33%), your Fund's most heavily weighted sector, was our greatest performance detractor. This sector alone accounted for nearly 50% of your Fund's performance over the past year. Additionally, a sector with a lesser weighting, Information/Knowledge Management (12.8%) also cost your Fund dearly accounting for the majority of the remaining underperformance. Over the pat year, these two sectors represent approximately 46% of the portfolio's shares and account for over 90% of our performance record. Both sectors did not perform as poorly as the statistics might imply. Often, a few individual companies were responsible for the majority of the sector's performance.

Outlook

We understand how disconcerting the magnitude of your Fund's underperformance may be, but it is important to note that our lack of benchmark orientation, during good and bad times, often leads to this type of volatility. Consistent with that objective, we considered it a priority over the past year to revisit our investment philosophy and process to ensure the assumptions that drove our historical track record, which many shareholders and/or advisors considered successful (particularly when compared to stylized benchmarks and peer groups), were equally effective today given this period of underperformance. After much review, analysis, team discussion and soul searching, we remain confident that our approach to small company investing remains sound. We believe that the longer-term performance of your Fund is evidence of that. Interestingly, a few of our less "talked about" sectors, Industrial Products and Systems and Consumer Related, are evidence that commitment to diversification yields long-term benefits. We are confident in the current portfolio and its positioning, and remain convinced that your Fund remains a solid investment option for true long-term investors.

The Brown Capital Management Small Company Fund

Performance Update - $10,000 Investment

For the period from March 31, 1995 to March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
[BAR CHART HERE]                                                       Performance Returns for the periods ended March 31, 2005.
                                                                       -------------------------------------------------------------
               The Brown Capital   Russell        Russell              Average Annual                    One       Five       Ten
               Management Small     2000           2000                Total Returns                     Year       Year      Year
                 Company Fund       Index       Growth Index           -------------------------------------------------------------
                 ------------       -----       ------------           The Brown Capital
                                                                       Management
3/31/1995          $10,000         $10,000        $10,000              Small Company Fund              (10.49)%    (2.32)%   11.06%
3/31/1996           13,299          12,853         13,137              -------------------------------------------------------------
3/31/1997           13,507          13,518         12,372              Cumulative Total                  Ten        Final Value of
3/31/1998           19,158          19,207         17,466              Investment Returns                Year     $10,000 Investment
3/31/1999           17,958          16,097         15,538              -------------------------------------------------------------
3/31/2000           32,118          22,120         24,713              The Brown Capital
3/31/2001           28,490          18,751         14,875              Management Small Company
3/31/2002           35,819          21,403         15,611              Fund                             185.57%         $28,557
3/31/2003           21,142          15,634         10,674              -------------------------------------------------------------
3/31/2004           31,903          25,613         17,415              Russell 2000 Index               170.18%         $27,018
3/31/2005           28,557          27,018         17,567              -------------------------------------------------------------
                                                                       Russell 2000 Growth Index        75.67%          $17,567
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial investment of $10,000 at March 31, 1995. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the "Fund") versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.


Fund Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example                           Beginning Account Value         Ending Account Value              Expenses Paid
                                               April 1, 2004                 March 31, 2005                During Period*
----------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                      $895.10                        $11.18
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before
expenses)                                        $1,000.00                     $1,038.20                       $12.03
----------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18% multiplied by the average account value over the period.

The Brown Capital Management Small Company Fund

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
---------------------------------------------------------------- -----------------------------------------------------------------

COMMON STOCK - 97.01%                                              Medical/Healthcare - 24.07%
                                                                   *  Advanced Neuromodulation            326,800    $  8,761,508
Business Services - 18.33%                                              Systems Inc.
    Acxiom Corporation                  601,100   $ 12,581,023     *  Affymetrix, Inc.                    433,200      18,558,288
    Catalina Marketing Corporation      195,100      5,053,090     *  Bruker BioSciences Corp.            887,500       3,124,000
*   Concur Technologies Inc.          1,361,715     11,057,126        Diagnostic Products Corporation     225,300      10,881,990
    Fair Isaac Corporation              358,425     12,344,157     *  Molecular Devices Corporation       635,450      12,073,550
*   Macrovision Corporation             651,045     14,837,316     *  Pharmacopeia, Inc.                  465,776       2,347,511
*   PDI, Inc.                           190,300      3,901,150     *  Serologicals Corp.                  896,100      21,900,684
*   ScanSoft, Inc.                    1,220,824      4,541,465     *  Specialty Laboratories, Inc.      1,229,942      11,745,946
*   SPSS Inc.                           617,900     10,745,281     *  Techne Corporation                  419,750      16,865,555
*   Transaction Systems                 351,900      8,146,485     *  Ventana Medical Systems, Inc.        80,400       3,011,784
        Architects, Inc.                                                                                             ------------
                                                  ------------                                                        109,270,816
                                                    83,207,093                                                       ------------
                                                  ------------     Pharmaceuticals - 7.75%
Customer Related - 8.91%
*   Digital Theater Systems Inc.        816,740     14,791,161     *  Albany Molecular Research, Inc.     519,350       5,338,918
*   Green Mountain Coffee               311,597      7,478,328     *  Human Genome Sciences, Inc.       1,117,200      10,300,584
        Roasters Inc.                                              *  Incyte Corporation                1,140,900       7,792,347
*   Panera Bread Company                175,200      9,904,056        Medicis Pharmaceuticals Corp.       391,800      11,746,164
*   The Cheesecake Factory Inc.         233,625      8,282,006                                                       ------------
                                                  ------------                                                         35,178,013
                                                    40,455,552                                                       ------------
                                                  -------------    Total Category (Cost $401,979,892)                 440,342,061
Industrial Products & Systems - 23.87 %                                                                              ------------
*   ANSYS, Inc.                         405,400     13,868,734
    Cognex Corporation                  580,200     14,435,376     PRIVATE INVESTMENT COMPANY - 3.18%
*   CUNO Incorporated                   277,400     14,255,586
*   Dionex Corporation                  203,600     11,096,200     (B)  Pamlico Enhanced Cash Trust    14,455,941      14,455,941
*   FEI Company                         853,600     19,760,840           (Cost $14,455,941)                         ------------
*   FLIR Systems, Inc.                  524,494     15,892,168
*   Symyx Technologies                  862,547     19,019,161     Total Investments                                $ 454,798,002
                                                  ------------      (Cost $416,435,833) - 100.19 %
                                                   108,328,066
                                                  -------------    Liabilities in Excess of Other Assets - (0.19)%       (877,725)
Information/Knowledge Management - 14.08%                                                                            ------------
*   Accelrys Inc.                       931,553      5,524,109
                                                                   Net Assets - 100.0%                               $ 453,920,277
*   Concord Communications, Inc.        576,200      5,831,144                                                       =============
*   Datastream Systems, Inc.            438,500      3,078,270
*   Dendrite International, Inc.        868,160     12,188,966   *  Non-income producing investment.
*   Manhattan Associates Inc.           788,900     16,069,893
*   NetScout Systems, Inc.              939,600      4,181,220   (B) Restricted security - A restricted security cannot be resold
*   RadiSys Corporation                 854,900     12,105,384       to the general public without prior  registration  under the
*   Tollgrade Communications, Inc.      624,000      4,305,600       Securities  Act of 1933.  Restricted  securities  are valued
*   Tripos, Inc.                        148,900        617,935       according to the guidelines  and  procedures  adopted by the
                                                  ------------       Board of  Trustees.  The  Fund  currently  holds  14,455,941
                                                    63,902,522       shares  of  Pamlico   Enhanced  Cash  Trust  at  a  cost  of
                                                  ------------       $14,455,941. The sale of this investment has been restricted and has  been  valued  in  accordance  with  the  guidelines adopted  by the Board of  Trustees.  The total fair value of this  security  at  March  31,  2005 is  $14,455,941,  which represents 3.18% of net assets.


                                                                                                                     (Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments


As of March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------


Summary of Investments by Industry
                                             % of Net
Industry                                     Assets              Value
--------------------------------------------------------------------------
Business Services                             18.33%         $ 83,207,093
Customer Related                               8.91%           40,455,552
Industrial Products & Systems                 23.87%          108,328,066
Information/Knowledge Management              14.08%           63,902,522
Medical / Healthcare                          24.07%          109,270,816
Pharmaceuticals                                7.75%           35,178,013
Private Investment Company                     3.18%           14,455,941
--------------------------------------------------------------------------
Total                                        100.19%        $ 454,798,002
























See Notes to Financial Statements

The Brown Capital Management International Equity Fund

Performance

Your International Equity Fund delivered very competitive performance over the past year slightly trailing both the International broad market index, the MSCI EAFE International Gross Index (MSCI EAFE Index), by .1% and the MSCI All Country World Free Ex-USA Gross Index (MSCI AC World Ex-US Index) by .8% on an absolute, total return basis. Your Fund outpaced the most applicable stylized index, the MSCI AC World Ex-US Growth, by 3.5% and delivered impressive peer group performance by earning an 11th percentile ranking in Morningstar's Foreign Large Growth Category (193 funds) and a 12th percentile ranking in Lipper's International Multi Cap Growth Universe (171 funds).

The Fund continues to deliver solid long-term returns as evidenced by its performance over the past five years, outpacing the MSCI EAFE Index, MSCI AC World Ex-US Index and the aforementioned peer groups. We attribute this long-term success to our discipline and commitment to our Growth at a Reasonable Price (GARP) investment approach, applied to international markets for six years.

Portfolio Review

In Japan, the MSCI Japan index has fallen -2% over the Fund's fiscal year, trailing the MSCI AC World Ex-US Index, which has increased 16%. Thus, your Fund's Japanese underweight has helped us outperform the MSCI EAFE Index. The Fund's low weighting is the result of a lack of exceptional growth companies trading at reasonable prices in Japan. However, we continue to search throughout the Japanese market for investment candidates. Currently, the Funds holds Origin Toshu (1.0%), a Japanese restaurant chain targeting healthy fast food and convenience.

In the UK, the market had a 19% return, higher than the MSCI EAFE Index during the past 12 months. Consequently, your Fund's underweight worked against its performance. In this country, the Fund owns SAB Miller (2.0%), one of the world's largest brewing companies, headquartered in the UK. The company was recently successful in integrating its acquisition of US-based Miller Brewing Company, which translated into stronger earnings. Generally, however, we continue to find UK stocks relatively expensive, trading at 17x next year's earnings versus 13x for the rest of Europe, which partly explains our underweighting.

From a sector perspective, your Fund has a similar weight in finance (28%), an overweight in healthcare (20%), and an underweight in both energy (0%) and materials (3%) versus the MSCI EAFE Index. In finance (28% weighting vs. the MSCI EAFE Index at 27%), your Fund owns Nordea (2.2%), one of the largest banks in Sweden that has recently benefited from restructuring its operations after a series of pan-Nordic acquisitions. As earnings have doubled, the share price has improved 85% with dividends in the last 2 years and 45% for the past year. With respect to healthcare (20% weighting vs. the MSCI EAFE Index at 7%), the Fund holds Swiss-based Nobel Biocare (2.8%), one of the leading dental implant companies in the world. In terms of your Fund's underweight sector positions, the Fund will usually be underweight energy and materials given the lack of sustainable growth companies in these mature industries. For instance, at the end of your Fund's fiscal year, we held no energy stocks, which consequently account for 10% of the MSCI EAFE Index. Last year the Fund sold out of Petrobras, the largest integrated oil company in Brazil, because we believed it was overvalued. Looking ahead for the next 12 months, we see a similar profile in our sector weights.

Outlook

One common question that many still ask is, "Why International?" This is particularly important now since international markets have outperformed US markets for the last six years. Moreover, there are ongoing concerns about investment risk overseas and whether diversification continues to work with the advent of high correlations between the US and the international markets.

With respect to performance between international and US equities, the international MSCI EAFE Index has returned 3.1% per year versus the Standard & Poor's 500 Index at just 0.7% per year over the last six years ending March 2005; for the past 12 months, the MSCI EAFE gained 15.5% in absolute total return, while the S&P 500 Index trailed with a 6.7% increase in absolute total reurn. Determining whether this will continue is difficult to predict. Some analysts point to the growing imbalances in the world economy, primarily the US trade and fiscal deficits that force the US to borrow more overseas, making US assets less attractive. Others point to the history of returns between the US and the international markets. Looking at total returns for the past 34 years, there are long periods of time when international markets outperform the US markets and vice versa. For instance, from 1970 to 1988, international markets outperformed in 14 out of those 19 years. However, between 1989 and 1998, the US produced a higher return in 8 out of those 10 years. Since 1999, the tide has turned in favor of international markets again, especially given the structural problems in the global economy. Your Fund is driven by our bottom-up, fundamental process. We do not predict markets and/or allocate weightings accordingly. Our stock-by-stock portfolio construction process is built on exceptional growth companies purchased at reasonable prices. We leave the predictions to the "Wall Street experts."

While international markets, as measured by the MSCI EAFE Index, have outperformed domestic markets, as measured by the S&P 500 Index, recently, international risks prevail. It is not uncommon for investors to remember the large declines in the past in several geographic regions. For example, between 2001 and 2002 the Argentine market fell 86% (in US dollars). Similarly, Japan fell 46% between 1988 and 1990. Imagine if your international manager had the majority of their holdings in one of these countries during one of these periods. Of course, we cannot forget the 39% decline in the US market between 1999 and 2001. To reduce these risks, the answer lies in diversification across different countries (and sectors).

At Brown Capital Management, a basic tenet to our international investing philosophy is diversification. This stems from our experience investing overseas. Specifically, your Fund will typically contain between 40 and 70 securities. The international team will ensure portfolio diversification by generally limiting each individual country exposure to no more than 25% at cost, and each individual industry to no more than 20% at cost. We will generally allow no more than 5% in any individual holding (measured at cost). As an additional overlay to ensure a diversified approach to investing overseas, we will limit the portfolio's emerging market exposure to 15% at cost.

Despite the benefits of diversification, there is an ongoing argument that market returns between different countries are becoming more similar. At least in the past 4 years this appears to be true. In other words, why diversify if everything is moving in the same direction? By definition, the closer we get to a 100% correlation, the more the markets are moving in tandem. However, historical correlations have been cyclical. For example, between 1973 and 1977 correlations between the MSCI EAFE Index and the US markets were above 60% (meaning the S&P 500 Index and MSCI EAFE Index behaved similarly 60% of the time), only to taper off in 1978. It was not until 1998 that global markets began to have similar returns again. Thus the expectation is that this cyclicality will continue into the future, where correlations will be strong in one period and weak in another. Looking at this one-step further, we can deconstruct the MSCI EAFE Index and look at countries individually and their return relationship amongst each other. For example, the pattern of returns between the US and Japan has been low since 1971 ranging between a 26% and 35% correlation. The same is true also with the UK and its low correlation to Japan over the same period. In slight contrast, the UK has exhibited a more cyclical relationship with the US, where in some periods the correlation is much stronger than others, for instance, 52% between 1971 and 1981 and then 83% between 2001 and 2004.

Overall, one statistic that is certainly difficult to forecast is the returns of global markets and how they will move going forward. The solution is to have exposure to both the US and the international markets to satisfy your long-term investment needs.

The Brown Capital Management International Equity Fund

Performance Update - $10,000 Investment

For the period from May 28, 1999 (Commencement of Operations) to March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
 [BAR CHART HERE]                                                      Performance Returns for the periods ended March 31, 2005.
                                                                       -------------------------------------------------------------
              The Brown Capital      MSCS ALL          MSCI EAFE       Average Annual                One        Five        Since
                Management         Country World     International     Total Returns                 Year       Year     Inception*
               International        Free EX USA          Gross         -------------------------------------------------------------
                Equity Fund         Gross Index          Index         The Brown Capital
                -----------         -----------          -----         Management
                                                                       International Equity Fund     15.43%      0.62%       3.50%
 5/28/1999        $10,000            $10,000            $10,000        -------------------------------------------------------------
 3/31/2000         11,856             12,274             12,049        Cumulative Total               Since        Final Value of
 3/31/2001          9,998              8,982              8,956        Investment Returns           Inception*    $10,000 Investment
 3/31/2002          9,352              8,462              8,220        -------------------------------------------------------------
 3/31/2003          6,538              6,585              6,333        The Brown Capital
 3/31/2004         10,593             10,531             10,016        Management International      22.28%           $12,228
 3/31/2005         12,228             12,231             11,567        Equity Fund
                                                                       -------------------------------------------------------------
                                                                       MSCI All Country World
                                                                       Free EX USA Gross Index       22.31%           $12,231
                                                                       -------------------------------------------------------------
                                                                       MSCI EAFE International
                                                                       Gross Index                   15.67%           $11,567
                                                                       -------------------------------------------------------------
                                                                       * The Fund's inception date - May 28, 1999 (Commencement
                                                                       of Operations).
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial investment of $10,000 at May 28, 1999 (Commencement of Operations). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the "Fund") versus the MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for
illustrative purposes   only.
--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.


Fund Expenses

-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example                           Beginning Account Value         Ending Account Value              Expenses Paid
                                               April 1, 2004                 March 31, 2005                During Period*
----------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                     $1,154.30                       $21.54
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before
expenses)                                        $1,000.00                     $1,030.00                       $20.30
----------------------------------------------------------------------------------------------------------------------------------

 * Expenses are equal to the Fund's annualized expense ratio of 2.00% multiplied by the average account value over the period.

The Brown Capital Management International Equity Fund

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
--------------------------------------------------------------- -------------------------------------------------------------------

COMMON STOCKS - 97.08%                                           Israeli Equities - 3.96%
                                                                 *  Check Point Software                    4,300    $    93,482
Australian Equities - 3.63%                                            Technologies, Ltd.
    McGuigan Simeon Wines Ltd           39,700    $    159,131   Teva Pharmaceutical Industries Ltd.       10,350        320,850
                                                                                                                     -----------
    Westpac Banking Corporation         15,000         220,459                                                           414,332
                                                  ------------                                                       -----------
                                                       379,590   Italian Equities - 6.86%
                                                  ------------
Belgium Equity - 2.38%                                              Amplifon SpA                            4,590        278,735
    Dexia                               10,470         249,030      Tod's SpA                               3,600        172,560
                                                  ------------
                                                                    UniCredito Italiano SpA                45,200        265,403
                                                                                                                     -----------
Bermuda Equities - 2.01%                                                                                                 716,698
                                                                                                                     -----------
    Axis Capital Holdings Ltd            3,810         103,022   Japanese Equities - 4.10%
    Endurance Specialty Holdings Ltd     2,825         106,898      Daito Trust Construction Co Ltd.        6,800        285,368
                                                  ------------
                                                       209,920      Origin Toshu Co Ltd.                    5,300        105,278
                                                  ------------
Canadian Equities - 5.31%                                           SKY Perfect Communications Inc.            49         38,111
                                                                                                                     -----------
 *  Patheon, Inc                        21,300         199,016                                                           428,757
                                                                                                                     -----------
    Royal Bank of Canada                 3,650         222,212   Mexican Equities - 5.90%
 *  SunOpta Inc                         26,200         133,620   u  Fomento Economico
                                                  ------------
                                                       554,848         Mexicano, SA de CV                   3,250        174,038
                                                  ------------
Chinese Equity - 1.60%                                           u  Grupo Aeroportuario del
 *  Travelsky Technology Ltd           200,900         167,427         Sureste SA de CV                     8,330        233,657
                                                  ------------
                                                                    Wal-Mart de Mexico SA de CV            59,500        208,791
                                                                                                                     -----------
Danish Equity - 2.32%                                                                                                    616,486
                                                                                                                     -----------
    Danske Bank A/S                      8,350         242,247   Netherland Equities - 6.47%
                                                  ------------
                                                                    ABN AMRO Holding NV                     6,738        167,164
French Equities - 6.14%                                             Asko Nobel NV                           1,730         78,978
    Axa                                  7,000         186,457      DSM NV                                  3,400        239,524
    Euronext NV                          7,030         250,131   *  Jetix Europe NV                         2,800         50,448
    Hermes International                 1,020         205,325   *  Koninkijke (Royal) Philips
                                                  ------------
                                                       641,913         Electronics NV                       5,076        139,814
                                                  ------------                                                       -----------
German Equities - 4.65%                                                                                                  675,928
                                                                                                                     -----------
    Rhoen Klinikum AG                    3,660         232,269   Norwegian Equity - 2.06%
    Scheringh AG                         3,810         253,345      Tandberg ASA                           20,600        215,362
                                                  ------------                                                       -----------
                                                       485,614
                                                  ------------
Hong Kong Equities - 6.18%                                       Singapore Equities - 2.39%
    Esprit Holdings Ltd                 60,900         415,786   *  Flextronics International Ltd.          8,500        102,340
    NAM TAI Electronics, Inc             8,650         230,090      Singapore Airlines Limited             20,450        147,407
                                                  ------------                                                       -----------
                                                       645,876                                                           249,747
                                                  ------------                                                       -----------
India Equity - 0.87%                                             Spanish Equity - 1.84%
u   Satyam Computer Services Ltd         3,900          91,104   u  Telefonica SA                           3,698        192,185
                                                  ------------                                                       -----------

Irish Equity - 1.13%                                             Swedish Equities - 6.34%
    Paddy Power plc                      6,900         118,057      Clas Ohlson AB                         10,100        209,955
                                                  ------------
                                                                    Nordea Bank AB                         23,000        232,553
                                                                    Swedish Match AB                       18,000        220,180
                                                                                                                     -----------
                                                                                                                         662,688
                                                                                                                     -----------

                                                                                                                         (Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments


As of March 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             Shares     Market Value
                                                          (Note 1)
-------------------------------------------------------------------------  --------------------------------------------------------

COMMON STOCKS - (Continued)                                                 The following acronyms and abbreviations are used in
                                                                            this portfolio:

Swiss Equities - 6.52%                                                      A/S - Aktieselskap (Danish)
    Kaba Holding AG                              550      $ 154,017         AB - Aktiebolag (Swedish)
    Nobel Biocare Holding AG                   1,405        295,669         ADR - American Depositary Receipt
    Synthes-Statec, Inc.                       2,080        231,246         AG - Aktiengesellschaft (German)
                                                       ------------         ASA - Allmennaksjeselskap (Norwegian)
                                                            680,932         CV - Convertible Securities (Mexican)
                                                       ------------         Ltd. - Limited (Various)
United Kingdom Equities - 14.42%                                            NV - Naamloze Vennootschap (Dutch)
 *  British Sky Broadcasting Group plc        20,300        222,691         PLC - Public Limited Company (British)
    Man Group plc                              9,375        243,424         SA - Societe Anonyme (French)
    Royal Bank of Scotland Group plc           6,133        195,173         SpA - Societa Per Azioni (Italian)
    SABMiller plc                             13,200        206,667
    Shire Pharmaceuticals Group plc           21,250        242,750
    United Business Media plc                 19,238        193,409
    Willis Group Holdings Ltd                  5,500        202,785
                                                       ------------
                                                          1,506,899
                                                       ------------
                                                                            Summary of Investments by Industry
Total Common Stocks (Cost $7,214,166)                    10,145,640
                                                       ------------                                        % of Net
                                                                            Industry                         Assets        Value
                                                                            -------------------------------------------------------
PRIVATE INVESTMENT COMPANY - 2.69%                                          Airlines                          1.41%    $   147,407
                                                                            Apparel                           3.62%        377,884
 (B) Pamlico Enhanced Cash Trust             281,086       281,086          Banks                            17.16%      1,794,242
       (Cost $281,086)                                 ------------         Beverages                         5.17%        539,836
                                                                            Chemicals                         3.05%        318,501
                                                                            Distribution/Wholesale            3.98%        415,786
Total Investments (Cost $7,495,252) - 99.77%           $ 10,426,726         Electronics                       5.99%        626,260
Other Assets less Liabilities - 0.23%                        23,979         Engineering & Construction        2.24%        233,657
                                                       ------------         Entertainment                     1.13%        118,057
                                                                            Finance                           4.72%        493,555
Net Assets - 100.0%                                    $ 10,450,705         Food                              2.29%        238,898
                                                                            Healthcare                        7.26%        759,185
 *  Non-income producing investment.                                        Insurance                         5.73%        599,163
                                                                            Media                             4.83%        504,659
                                                                            Pharmaceuticals                   9.72%      1,015,961
(B) Restricted security - A restricted security cannot be resold            Private Investment Company        2.69%        281,086
    to the general public without prior  registration  under the            Real Estate                       2.73%        285,368
    Securities  Act of 1933.  Restricted  securities  are valued            Retail                            6.67%        697,481
    according to the guidelines  and  procedures  adopted by the            Software                          3.37%        352,013
    Board of Trustees.  The Fund currently  holds 281,086 shares            Telecommunications                3.90%        407,547
    of Pamlico  Enhanced  Cash Trust at a cost of $281,086.  The            Tobacco                           2.11%        220,180
    sale of this  investment  has been  restricted  and has been            ------------------------------------------------------
    valued in  accordance  with the  guidelines  adopted  by the            Total                            99.77%    $10,426,726
    Board of Trustees.  The total fair value of this security at
    March 31, 2005 is $281,086,  which  represents  2.69% of net assets.

u   ADR's



See Notes to Financial Statements

                   (This page was intentionally left blank.)

The Brown Capital Management Mid-Cap Fund Institutional Class
The Brown Capital Management Mid-Cap Fund Investor Class

Performance

Your Mid-Cap Fund trailed the broad market and stylized index for the fiscal year ending March 31, 2005. For the second year in a row, the Fund did not meet expectations due to stock selection. Your Fund trailed the broad market, as measured by the Standard and Poor's 500 Total Return Index, by 2.98%, Standard & Poor's Mid-Cap 400 Index by 6.70% and the stylized growth benchmark, as measured by the Russell Midcap Growth Index by 4.60%, on an absolute total return basis, over the past fiscal year. Your Fund's performance earned it a peer group ranking slightly outside of the second quartile for the year through both major mutual fund rating agencies. Your Fund was in the 64th percentile out of 794 peer mutual funds in Morningstar's Mid-Cap Growth Category and 64th percentile out of 530 peer mutual funds in Lipper's Mid-Cap Growth Equity Fund Index.

Portfolio Review

In a year where the markets, in general, favored the value style of investing, your Fund was negatively impacted by the strength of performance, throughout the stylized benchmark (Russell Midcap Growth Index), in sectors that do not typically yield attractive Growth at a Reasonable Price (GARP) investments. Strong absolute performance in Utilities, Energy and Materials and Processing sectors did not make for a favorable investing environment given our GARP approach. In the case of the Energy sector, the contribution to the benchmark's overall performance was meaningful.

Your Fund's performance was mixed in areas of traditional strength. In Consumer Discretionary (32.7%) and Financial Services (11.9%), the Fund performed ahead of the Russell Midcap Growth index resulting in a modest contribution to your Fund's overall performance over the fiscal year. Your Fund slightly trailed in Health Care (15.9%), but that neither contributed nor detracted significantly from your Fund's performance. Unfortunately, your Fund's underperformance in the Technology (18.6%) area was significant and represented nearly 46% of its underperformance when compared to the stylized benchmark. Our selection of semi-conductor stocks took its toll in this sector and was our greatest disappointment in the Fund.

Outlook

We remain optimistic about the long-term performance prospects for your Fund, despite our recent missteps in the area of stock selection. It is very difficult when a small number of stocks can be so detrimental to the overall performance of your Fund, particularly in an area that, historically, drove favorable returns. We do learn from our mistakes and expect, as noted in the introduction, to "turnover more rocks" to ensure we identify solid GARP opportunities in both traditional and untraditional growth sectors.

Of equal importance is your Fund's total expense ratio that, while competitive, has yet to benefit from the critical mass of assets needed to drive it below the expense "cap" placed on your Fund. We remain committed to this "cap" to ensure investors receive a competitively priced product. Our ultimate goal is to ensure that investors benefit from long-term cash flows that will ultimately drive this expense ratio below its current level.

The Brown Capital Management Mid-Cap Fund - Institutional Shares

Performance Update - $10,000 Investment

For the period from September 30, 2002 (Date of Initial Public Investment) to March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
 [BAR CHART HERE]                                                  Performance Returns for the periods ended March 31, 2005.
                                                                   ----------------------------------------------------------------
            The Brown Capital      Russell          S&P            Average Annual                                One        Since
            Management Mid-Cap     Mid-Cap          400            Total Returns                                Year     Inception*
            Fund Institutional     Growth         Mid-Cap          ----------------------------------------------------------------
                Shares             Index           Index           Institutional Shares                         3.71%      16.95%
                ------             -----           -----           ----------------------------------------------------------------
                                                                   Cumulative Total                     Since       Final Value of
 9/30/2002       $10,000          $10,000       $10,000            Investment Returns                Inception*   $10,000 Investment
 3/31/2003        10,280           10,914        10,113            ----------------------------------------------------------------
 3/31/2004        14,263           16,332        15,228            Institutional Shares                47.93%          $14,793
 3/31/2005        14,793           17,689        16,646            ----------------------------------------------------------------
                                                                   Russell Mid-Cap Growth Index        76.89%          $17,689
                                                                   ----------------------------------------------------------------
                                                                   S&P 400 Mid-Cap Index               66.46%          $16,646
                                                                   ----------------------------------------------------------------
                                                                   *The Fund's Institutional Shares inception date -
                                                                    September 30, 2002 (Date of Initial Public Investment).
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the "Fund") Institutional Shares versus the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


Fund Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Shares                      Beginning Account Value         Ending Account Value              Expenses Paid
Expense Example                                April 1, 2004                 March 31, 2005                During Period*
--------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                     $1,037.10                       $13.24
--------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before
expenses)                                        $1,000.00                     $1,037.00                       $13.24
--------------------------------------------------------------------------------------------------------------------------------

 * Expenses are equal to the Fund's annualized expense ratio 1.30% for the Institutional Shares multiplied by the average account value over the period.

The Brown Capital Management Mid-Cap Fund - Investor Shares

Performance Update - $10,000 Investment

For the period from September 30, 2002 (Date of Initial Public Investment) to March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
   [BAR CHART HERE]                                                    Performance Returns for the periods ended March 31, 2005.
                                                                       -------------------------------------------------------------
              The Brown Capital      Russell          S&P              Average Annual                              One       Since
              Management Mid-Cap     Mid-Cap          400              Total Returns                              Year    Inception*
              Fund Investors         Growth         Mid-Cap            -------------------------------------------------------------
                  Shares             Index           Index             Investor Shares                            3.43%     16.69%
                  ------             -----           -----             -------------------------------------------------------------
                                                                       Cumulative Total                 Since       Final Value of
  9/30/2002      $10,000           $10,000        $10,000              Investment Returns            Inception*   $10,000 Investment
  3/31/2003       10,270            10,914         10,113              -------------------------------------------------------------
  3/31/2004       14,223            16,332         15,228              Investor Shares                  47.11%          $14,711
  3/31/2005       14,711            17,689         16,646              -------------------------------------------------------------
                                                                       Russell Mid-Cap Growth Index     76.89%          $17,689
                                                                       -------------------------------------------------------------
                                                                       S&P 400 Mid-Cap Index            66.46%          $16,646
                                                                       -------------------------------------------------------------
                                                                       *The Fund' Investor Shares inception date -
                                                                       September 30, 2002 (Date of Initial Public Investment).
------------------------------------------------------------------------------------------------------------------------------------

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the "Fund") Investor Shares versus the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
--------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


Fund Expenses

--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Investor Shares                           Beginning Account Value         Ending Account Value              Expenses Paid
Expense Example                                April 1, 2004                 March 31, 2005                During Period*
---------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                     $1,034.30                       $15.77
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before
expenses)                                        $1,000.00                     $1,034.50                       $15.77
---------------------------------------------------------------------------------------------------------------------------------

 * Expenses are equal to the Fund's annualized expense ratio 1.55% for the Investor Shares multiplied by the average account value over the period.

The Brown Capital Management Mid-Cap Fund

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                      Shares or      Market Value                                       Shares or     Market Value
                                      Principal       (Note 1)                                          Principal       (Note 1)
---------------------------------------------------------------- -----------------------------------------------------------------

COMMON STOCK - 95.38%                                             Hotels Restaurants & Leisure - 4.28%
                                                                    Marriott International Inc.            800.00    $     53,488
Automobiles & Components - 3.80%                                  * Panera Bread Co.                     1,070.00          60,487
 *  Advance Auto Parts                   1,600   $     80,720     * The Cheesecake Factory                  3,222         114,220
                                                                                                                     ------------
    Harley-Davidson Inc.                 2,115        122,162                                                             228,195
                                                 ------------                                                        ------------
                                                      202,882     Insurance - 1.78%
                                                 ------------
Capital Goods & Services - 2.26%                                    Willis Group Holdings Ltd.              2,570          94,756
                                                                                                                     ------------
    Danaher Corp.                        2,260        120,707
                                                 ------------
                                                                  Machinery - Diversified - 1.25%
Commercial Services - 4.97%                                       * Zebra Technologies Corp.                1,400          66,486
                                                                                                                     ------------
 *  Laureate Education Inc.              1,200         51,348
    Paychex Inc.                         3,400        111,588     Oil & Gas Services - 4.71%
    Strayer Education Inc.                 900        101,988       Baker Hughes Inc.                       1,700          75,633
                                                 ------------
                                                      264,924       BJ Services Co.                           500          25,940
                                                 ------------
Consumer Durables & Apparel - 0.98%                                 Diamond Offshore Drilling                 800          39,920
 *  Fossil Inc.                          2,020         52,369       Noble Corp.                               500          28,105
                                                 ------------
                                                                    Smith International Inc.                1,300          81,549
                                                                                                                     ------------
Distribution/Wholesale - 1.69%                                                                                            251,147
                                                                                                                     ------------
    Fastenal Co.                           796         44,027     Pharmaceuticals & Biotechnology - 3.52%
    MSC Industrial Direct Co.            1,500         45,840     * Affymetrix Inc.                         1,800          77,112
                                                 ------------
                                                       89,867     * Cephalon Inc.                             400          18,732
                                                 ------------
Diversified Financial Services - 6.60%                            * Genzyme Corp.                           1,600          91,584
                                                                                                                     ------------
    Investors Financial Services Corp.   3,165        154,800                                                             187,428
                                                                                                                     ------------
    Legg Mason Inc.                      1,570        122,680     Retailing - 19.34%
    T Rowe Price Group Inc.              1,250         74,225     * Chico's FAS Inc.                        5,650         159,669
                                                 ------------
                                                      351,705     * Coach Inc.                              1,890         107,031
                                                 ------------
Educational Services - 0.78%                                      * Dick's Sporting Goods Inc.              3,440         126,351
 *  Career Education Corp.               1,215         41,626     * Guitar Center Inc.                        900          49,347
                                                 ------------
                                                                    Nautilus Inc.                           4,100          97,416
Electronic Equipment and Instruments - 1.46%                        Petsmart Inc.                           4,550         130,812
 *  Waters Corp.                         2,175         77,843       Staples Inc.                            4,245         133,420
                                                 ------------
                                                                    Tiffany & Co.                           3,255         112,363
Health Care Equipment and Services - 10.64 %                      * Williams-Sonoma Inc.                    3,115         114,476
                                                                                                                     ------------
    Biomet Inc.                          2,295         83,309                                                           1,030,885
                                                                                                                     ------------
 *  Covance Inc.                         2,460        117,121     Software & Services - 7.29%
    Health Management Associates Inc.    5,860        153,415       Adobe Systems Inc.                      1,045          70,193
    Omnicare Inc.                        2,400         85,080     * Checkfree Corp.                         1,850          75,406
 *  St Jude Medical Inc.                 2,520         90,720     * Electronic Arts Inc.                    1,300          67,314
 *  WellPoint Inc.                         300         37,605     * Mercury Interactive Corp.               2,300         108,974
                                                 ------------
                                                      567,250     * RSA Security Inc.                       4,200          66,570
                                                     ------------                                                    ------------
Health Care Providers and Services - 1.73%                                                                                388,457
                                                                                                                     ------------
 *  Caremark Rx Inc.                    2,315         92,090
                                                 -----------



                                                                                                                        (Continued)

The Brown Capital Management Mid-Cap Fund

Schedule of Investments


As of March 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                            Shares    Market Value
                                                       (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - (Continued)                                            Summary of Investments by Industry
                                                                                                           % of Net
Technology Hardware and Equipment - 15.61%                            Industry                               Assets         Value
                                                                      --------------------------------------------------------------
 *  Altera Corp.                             4,380   $     86,636     Automobiles & Components                3.80%     $   202,882
    Analog Devices Inc.                      1,475         53,306     Capital Goods & Services                2.26%         120,707
 *  Flextronics International Ltd.           7,435         89,517     Commercial Services                     4.97%         264,924
 *  Integrated Circuit Systems Inc.          1,990         38,049     Consumer Durables & Apparel             0.98%          52,369
 *  Jabil Circuit Inc.                       4,135        117,930     Distribution/Wholesale                  1.69%          89,867
    Juniper Networks Inc.                    4,900        108,094     Diversified Financial Services          6.60%         351,705
 *  Lam Research Corp.                       2,635         76,046     Educational Services                    0.78%          41,626
 *  Network Appliance Inc.                   1,965         54,352     Electronic Equipment/Instruments        1.46%          77,843
 *  Novellus Systems Inc.                    2,890         77,250     Health Care Equipment/Services         10.64%         567,250
 *  Synopsys Inc.                            2,070         37,467     Health Care Providers/Services          1.73%          92,090
    Xilinx Inc.                              3,190         93,244     Hotels, Restaurants, & Leisure          4.28%         228,195
                                                     ------------
                                                          831,891     Insurance                               1.78%          94,756
                                                     ------------
Telecommunication Equipment - 2.69%                                   Investment Company                      1.67%          89,066
    Nextel Partners Inc.                     6,540        143,618     Machinery - Diversified                 1.25%          66,486
                                                     ------------
                                                                      Oil & Gas Services                      4.71%         251,147
                                                                      Pharmaceuticals/Biotechnology           3.52%         187,428
Total Common Stock (Cost $4,246,205)                    5,084,126     Private Investment Company              4.55%         242,881
                                                     ------------
                                                                      Retailing                              19.34%       1,030,885
INVESTMENT COMPANY - 1.67%                                            Software & Services                     7.29%         388,457
    Merrimac Cash Series                    89,066         89,066     Technology Hardware/Equipment          15.61%         831,891
        (Cost $89,066)                               ------------     Telecommunication Equipment             2.69%         143,618
                                                                      --------------------------------------------------------------
                                                                      Total                                 101.60%     $ 5,416,073

PRIVATE INVESTMENT COMPANY - 4.55%
 (B)  Pamlico Enhanced Cash Trust          242,881        242,881
        (Cost $242,881)                              ------------


Total Investments (Cost $4,578,152) - 101.60 %       $  5,416,073
Liabilities in Excess of Other Assets - (1.60)%           (85,424)
                                                     ------------
Net Assets - 100.0%                                  $  5,330,649
                                                     ============

 * Non-income producing investment.

(B) Restricted security - A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. Restricted securities are valued according to the guidelines and procedures adopted by the Board of Trustees. The Fund currently holds 242,881 shares of Pamlico Enhanced Cash Trust at a cost of $242,881. The sale of this investment has been restricted and has been valued in accordance with the guidelines adopted by the Board of Trustees. The total fair value of this security at March 31, 2005 is $242,881, which represents 4.55% of net assets.










See Notes to Financial Statements

Brown Capital Management Funds

Statements of Assets and Liabilities

                                                          Balanced         Equity      Small Company    International     Mid-Cap
As of March 31, 2005                                        Fund            Fund           Fund          Equity Fund       Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets:
      Investments, at cost                                 $12,933,118    $11,863,793    $416,435,833    $ 7,495,252   $ 4,578,152
      Investments, at value (note 1)                       $13,953,695    $13,161,253    $454,798,002    $10,426,726   $ 5,416,073
      Cash                                                     150,792          4,091               -         19,410         1,164
      Receivables:
          Investments sold                                     115,357         91,607               -              -             -
          Fund shares sold                                           -              -       1,379,520              -         3,971
          Income, at cost                                       43,359         11,344          41,424         27,369         3,408
          Income, at value (note 1)                             43,359         11,344          41,424         27,268         3,408
      Prepaid expenses                                           2,956          2,956          10,056          3,664         5,411

      Total Assets                                          14,266,159     13,271,251     456,229,002     10,477,068     5,430,027

Liabilities:
      Payables:
          Investments purchased                                172,499        267,884               -              -        78,659
          Fund shares repurchased                                    -              -       2,215,392              -             -
      Accrued expenses                                          25,477         23,943          32,640         26,246        20,598
      Other liabilities                                              3          1,110          35,729            117            82
      Due to advisor (note 2)                                        -              -               -              -            39
      Disbursements in excess of cash on demand                      -              -          24,964              -             -

      Total Liabilities                                        197,979        292,937       2,308,725         26,363        99,378

Net Assets                                                 $14,068,180    $12,978,314    $453,920,277    $10,450,705    $5,330,649

Net Assets Consist of:
      Capital (par value and paid in surplus)               15,110,029     14,228,994     451,330,447      8,974,380     4,331,621
      Undistributed net investment income/(loss)                 3,091              -               -         (1,593)            -
      Undistributed net realized gain/(loss) from           (2,065,517)    (2,548,140)    (35,772,339)    (1,453,455)      161,107
          investment and foreign currency translations
      Unrealized appreciation of investments and             1,020,577      1,297,460      38,362,169      2,931,373       837,921
          and foreign currency translations

      Total Net Assets                                     $14,068,180    $12,978,314    $453,920,277    $10,450,705    $5,330,649

      Institutional Shares Outstanding, no par value           978,591        807,579      16,785,952        883,890       169,296
          (unlimited shares authorized)
      Net Assets - Institutional Shares                    $14,068,180    $12,978,314    $453,920,277    $10,450,705    $2,400,047
      Net Asset Value Per Institutional Share              $     14.38    $     16.07    $      27.04    $     11.82    $    14.18

      Investor Shares Outstanding, no par value                                                                            207,827
          (unlimited shares authorized)
      Net Assets - Investor Shares                                  NA             NA              NA             NA    $2,930,602
      Net Asset Value Per Investor Share                                                                                $    14.10





See Notes to Financial Statements.

Brown Capital Management Funds

Statements of Operations

                                                                 Balanced        Equity     Small Company  International     Mid-Cap
For the fiscal year ended March 31, 2005                           Fund           Fund          Fund        Equity Fund        Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income:
      Interest                                                 $  149,184    $        -    $       2,119    $         -   $       -
      Dividends                                                   123,273       140,442        1,318,206        174,657      18,243
          Foreign tax withheld                                          -             -                -        (16,464)          -
      Other income                                                      -             -           94,070          4,422           -

      Total Income                                                272,457       140,442        1,414,395        162,615      18,243

Expenses:
      Advisory fees (note 2)                                       89,747        87,038        6,347,431         84,772      33,487
      Administration fees (note 2)                                 24,163        23,433          709,743         14,836       7,814
      Transfer agent fees (note 2)                                 18,000        18,000           31,793         18,000      24,000
      Fund accounting fees (note 2)                                28,381        28,339           90,474         27,848      36,446
      Custody fees (note 2)                                         5,820         5,681           73,555          6,260       4,566
      Compliance services fees (note 2)                             2,272         2,272            2,272          2,272       2,272
      Other accounting fees (note 2)                                  343           662                -          9,165      16,186
      Distribution and service fees - Investor Shares (note 3)          -             -                -              -       5,450
      Registration and filing administration fees (note 2)          3,852         4,552            7,888          2,443      10,243
      Legal fees                                                    9,435         9,461           11,067          9,418      12,382
      Audit and tax preparation fees                               15,789        15,789           15,789         22,304      17,039
      Registration and filing expenses                              7,234        10,719           40,689         10,497      20,064
      Shareholder servicing expenses                                1,674         1,180           19,895          1,485       1,213
      Printing expenses                                                 -             -           12,778            233         178
      Trustees' fees and expenses                                   5,054         5,054            5,054          5,054       5,054
      Securities pricing fees                                       8,283         5,366            4,454         12,531       5,416
      Other expenses                                                3,800         5,397           94,332          4,336       4,792

      Total Expenses                                              223,847       222,943        7,467,214        231,454     206,602

      Expenses reimbursed by Advisor (note 2)                           -             -                -              -    (109,709)
      Advisory fees waived (note 2)                               (58,186)      (62,289)               -        (62,167)    (33,487)

      Net Expenses                                                165,661       160,654        7,467,214        169,287      63,406

Net Investment Income/(Loss)                                      106,796       (20,212)      (6,052,819)        (6,672)    (45,163)

Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized gain/(loss) from investment and foreign        273,448       460,856      (29,753,740)       235,018     162,707
          securities transactions
      Change in unrealized appreciation/(depreciation) of        (751,297)   (1,036,648)     (35,677,687)     1,141,742      59,044
          investments and foreign currency translations

Net Realized and Unrealized Gain/Loss on Investments             (477,849)     (575,792)     (65,431,427)     1,376,760     221,751

Net Increase/(Decrease) in Net Assets
      Resulting from Operations                                $ (371,053)   $ (596,004)   $ (71,484,246)   $ 1,370,088   $ 176,588



See Notes to Financial Statements.


Brown Capital Management Funds

Statements of Changes in Net Assets
                                                                     Balanced Fund                            Equity Fund

For the fiscal years ended March 31                             2005                2004                2005                2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Operations:
      Net investment income/(loss)                           $   106,796         $    86,043        $   (20,212)        $   (52,790)
      Net realized gain/(loss) from investment                   273,448              74,862            460,856              37,534
        and foreign currency transactions
      Change in unrealized appreciation/(depreciation) of       (751,297)          2,746,204         (1,036,648)          3,702,083
        investments and foreign currency translations
Net Increase/(Decrease) in Net Assets                           (371,053)          2,907,109           (596,004)          3,686,827
      Resulting from Operations
Distributions to Shareholders: (Note5)
      Net investment income                                     (104,376)            (87,876)                 -                   -
Capital Share Transactions: (Note 6)
      Shares sold                                              1,702,108           1,640,518          1,021,770           1,385,454
      Reinvested dividends and distributions                     103,694              86,458                  -                   -
      Shares repurchased                                        (599,475)         (1,897,291)        (1,280,450)         (1,471,399)
Net Increase/(Decrease) from Capital Share Transactions        1,206,327            (170,315)          (258,680)            (85,945)
Net Increase/(Decrease) in Net Assets                            730,898           2,648,918           (854,684)          3,600,882

Net Assets:
      Beginning of Year                                       13,337,282          10,688,364         13,832,998          10,232,116
      End of Year                                            $14,068,180         $13,337,282        $12,978,314         $13,832,998

Undistributed Net Investment Income                          $     3,091         $       671        $         -         $         -

                                                                    Small Company Fund                       International Equity
                                                                                                                      Fund
For the fiscal years ended March 31                               2005                2004                2005                2004
------------------------------------------------------------------------------------------------------------------------------------

Operations:
       Net investment income/(loss)                           $ (6,052,819)       $ (6,409,699)      $    (6,672)        $   (2,786)
       Net realized gain/(loss) from investment                (29,753,740)          2,018,263           235,018            (29,741)
         and foreign currency transactions
       Change in unrealized appreciation/(depreciation) of     (35,677,687)        220,014,024         1,141,742          2,754,938
         investments and foreign currency translations
 Net Increase/(Decrease) in Net Assets                         (71,484,246)        215,622,588         1,370,088          2,722,411
       Resulting from Operations
Distributions to Shareholders: (Note 5)                                  -                   -                 -                  -
Capital Share Transactions: (Note 6)
       Shares sold                                             200,060,482         400,866,967         2,158,488          1,438,611
       Reinvested dividends and distributions                            -                   -                 -                  -
       Shares repurchased                                     (430,548,717)       (240,434,696)         (201,492)        (1,392,770)
 Net Increase/(Decrease) from Capital Share Transactions      (230,488,235)        160,432,271         1,956,996             45,841
 Net Increase/(Decrease) in Net Assets                        (301,972,481)        376,054,859         3,327,084          2,768,252

 Net Assets:
       Beginning of Year                                       755,892,758         379,837,899         7,123,621          4,355,369
      End of Year                                             $453,920,277        $755,892,758        10,450,705          7,123,621

 Undistributed Net Investment Income/(Loss)                   $          -        $          -       $    (1,593)        $        -


                                                                                                                         (Continued)

Brown Capital Management Funds

Statements of Changes in Net Assets
                                                                                                           Mid-Cap Fund

For the fiscal years ended March 31                                                                   2005                2004
----------------------------------------------------------------------------------------------------------------------------------

Operations:
      Net investment loss                                                                         $   (45,163)        $   (33,406)
      Net realized gain from investments                                                              162,707             188,373
      Change in unrealized appreciation of investments                                                 59,044             752,197

Net Increase/(Decrease) in Net Assets Resulting from Operations                                       176,588             907,164

Distributions to Shareholders: (Note 5)
      Net realized gain from investment transactions - Institutional Shares                           (27,272)            (67,136)
      Net realized gain from investment transactions - Investor Shares                                (26,948)            (36,739)
Net Decrease from Distributions                                                                       (54,220)           (103,875)

Capital Share Transactions: (Note 6)
      Institutional Shares
        Shares sold                                                                                    35,981           1,540,192
        Reinvested dividends and distributions                                                         21,366              67,136
        Shares repurchased                                                                            (11,772)         (1,515,857)
      Investor Shares
        Shares sold                                                                                 1,250,377           1,090,981
        Reinvested dividends and distributions                                                         26,948              36,739
        Shares repurchased                                                                           (175,628)           (138,966)
Net Increase from Capital Share Transactions                                                        1,147,272           1,080,225

Net Increase in Net Assets                                                                          1,269,640           1,883,514

Net Assets:
      Beginning of Year                                                                             4,061,009           2,177,495
      End of Year                                                                                 $ 5,330,649         $ 4,061,009

Undistributed Net Investment Income                                                               $         -         $         -




















See Notes to Financial Statements

Brown Capital Management Funds

Financial Highlights
                                                                                            Balanced Fund
For a share outstanding during the
fiscal years ended March 31,                                         2005          2004          2003          2002           2001
-----------------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Year                                $ 14.91       $ 11.71       $ 15.12       $ 15.61       $ 18.20
 Income from Investment Operations:
       Net investment income/(loss)                                   0.11          0.10          0.11          0.15          0.16
       Net realized and unrealized gains/(losses) on securities      (0.53)         3.20         (3.41)        (0.49)        (2.04)
 Total from Investment Operations                                    (0.42)         3.30         (3.30)        (0.34)        (1.88)
 Less Distributions:
       Dividends (from net investment income)                        (0.11)        (0.10)        (0.11)        (0.15)        (0.16)
       Tax return of capital                                             -             -             -             -             -
       Distributions (from capital gains)                                -             -             -             -         (0.55)
 Total Distributions                                                 (0.11)        (0.10)        (0.11)        (0.15)        (0.71)
 Net Asset Value, End of Year                                      $ 14.38       $ 14.91       $ 11.71       $ 15.12       $ 15.61
Total Return                                                         (2.85%)       28.26%       (21.85%)       (2.15%)      (10.69%)
 Net Assets, End of Year (in thousands)                            $14,068       $13,337       $10,688       $13,580       $13,399
 Average Net Assets for the Year (in thousands)                    $13,807       $12,095       $11,469       $13,210       $14,635
Ratio of Gross Expenses to Average Net Assets                         1.62%         1.76%         1.83%         1.71%         1.54%
Ratio of Net Expenses to Average Net Assets                           1.20%         1.20%         1.20%         1.20%         1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets           0.77%         0.71%         0.89%         0.99%         0.92%
Portfolio Turnover Rate                                              40.53%        25.56%        44.22%        27.95%        46.05%


                                                                                             Equity Fund
For a share outstanding during the
fiscal years ended March 31,                                         2005          2004          2003          2002          2001
------------------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Year                                $ 16.80       $ 12.34       $ 17.73       $ 18.49       $ 24.26
 Income from Investment Operations:
       Net investment income/(loss)                                  (0.03)        (0.06)        (0.05)        (0.07)        (0.07)
       Net realized and unrealized gains/(losses) on securities      (0.70)         4.52         (5.34)        (0.66)        (3.67)
 Total from Investment Operations                                    (0.73)         4.46         (5.39)        (0.73)        (3.74)
 Less Distributions:
       Dividends (from net investment income)                            -             -             -         (0.03)        (2.03)
       Tax return of capital                                             -             -             -             -             -
       Distributions (from capital gains)                                -             -             -             -             -
 Total Distributions                                                     -             -             -         (0.03)        (2.03)
 Net Asset Value, End of Year                                      $ 16.07       $ 16.80       $ 12.34       $ 17.73       $ 18.49
Total Return                                                         (4.35%)       36.14%       (30.40%)       (3.97%)      (16.85%)
 Net Assets, End of Year (in thousands)                            $12,978       $13,833       $10,232       $14,249       $10,722
 Average Net Assets for the Year (in thousands)                    $13,390       $12,633       $11,517       $12,918       $11,519
Ratio of Gross Expenses to Average Net Assets                         1.66%         1.72%         1.89%         1.75%         1.75%
Ratio of Net Expenses to Average Net Assets                           1.20%         1.20%         1.20%         1.20%         1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets          (0.15%)       (0.42%)       (0.39%)       (0.46%)       (0.37%)
Portfolio Turnover Rate                                              47.19%        25.70%        65.96%        34.62%        57.18%





See Notes to Financial Statements.                                                                                      (Continued)

Brown Capital Management Funds

Financial Highlights
                                                                                            Small Company Fund
For a share outstanding during the
fiscal years ended March 31,                                         2005         2004           2003            2002        2001
------------------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Year                               $  30.21      $  20.02      $  33.92       $  27.15     $  32.43
 Income from Investment Operations:
       Net investment income/(loss)                                  (0.36)        (0.26)        (0.21)         (0.17)       (0.04)
       Net realized and unrealized gains/(losses) on securities      (2.81)        10.45        (13.69)          7.16        (3.43)
 Total from Investment Operations                                    (3.17)        10.19        (13.90)          6.99        (3.47)
 Less Distributions:
       Dividends (from net investment income)                            -             -             -              -            -
       Tax return of capital                                             -             -             -              -            -
       Distributions (from capital gains)                                -             -             -          (0.22)       (1.81)
 Total Distributions                                                     -             -             -          (0.22)       (1.81)
 Net Asset Value, End of Year                                     $  27.04      $  30.21      $  20.02       $  33.92     $  27.15
Total Return                                                       (10.49%)        50.90%       (40.98%)        25.72%      (11.29%)
 Net Assets, End of Year (in thousands)                           $453,920      $755,893      $379,838       $412,694     $138,682
 Average Net Assets for the Year (in thousands)                   $634,743      $621,696      $371,991       $254,375     $ 92,489
Ratio of Gross Expenses to Average Net Assets                         1.18%         1.18%         1.23%          1.24%        1.35%
Ratio of Net Expenses to Average Net Assets                           1.18%         1.18%         1.23%          1.24%        1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets          (0.95%)       (1.03%)       (1.05%)        (0.83%)      (0.23%)
Portfolio Turnover Rate                                              11.17%         1.42%         0.91%          7.34%        7.57%


                                                                                         International Equity Fund
For a share outstanding during the
fiscal years ended March 31,                                        2005         2004           2003          2002          2001
------------------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Year                                $ 10.24      $  6.32        $ 9.04        $  9.71      $ 11.83
 Income from Investment Operations:
       Net investment income/(loss)                                  (0.01)       (0.01)         0.01           0.05         0.03
       Net realized and unrealized gains/(losses) on securities       1.59         3.93         (2.73)         (0.68)       (1.83)
 Total from Investment Operations                                     1.58         3.92         (2.72)         (0.63)       (1.80)
 Less Distributions:
       Dividends (from net investment income)                            -            -             -          (0.02)       (0.02)
       Tax return of capital                                             -            -             -          (0.02)           -
       Distributions (from capital gains)                                -            -             -              -        (0.30)
 Total Distributions                                                     -            -             -          (0.04)       (0.32)
 Net Asset Value, End of Year                                      $ 11.82      $ 10.24        $ 6.32        $  9.04      $  9.71
Total Return                                                         15.43%       62.03%       (30.09%)        (6.46%)     (15.67%)
 Net Assets, End of Year (in thousands)                            $10,451      $ 7,124       $ 4,355        $ 6,209      $ 2,699
 Average Net Assets for the Year (in thousands)                    $ 8,477      $ 6,007       $ 5,162        $ 5,308      $ 2,476
Ratio of Gross Expenses to Average Net Assets                         2.73%        3.30%         3.63%          3.55%        6.26%
Ratio of Net Expenses to Average Net Assets                           2.00%        2.00%         2.00%          2.00%        2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets          (0.08%)      (0.05%)        0.09%          0.69%        0.30%
Portfolio Turnover Rate                                              18.22%       18.35%        38.43%          5.90%       14.85%





See Notes to Financial Statements.                                                                                       (Continued)


The Brown Capital Management Funds

Financial Highlights
                                                                                                     Mid-Cap Fund
For a share outstanding during the                                                           Institutional Class Shares
fiscal year or period ended March 31,                                                     2005          2004         2003 (a)
------------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Period                                                    $ 13.83       $ 10.28        $ 10.00
 Income from Investment Operations:
       Net investment loss                                                                 (0.12)        (0.12)         (0.04)
       Net realized and unrealized gains on securities                                      0.63          4.09           0.32
 Total from Investment Operations                                                           0.51          3.97           0.28
 Less Distributions:
       Dividends (from net investment income)                                                  -             -              -
       Tax return of capital                                                                   -             -              -
       Distributions (from capital gains)                                                  (0.16)        (0.42)             -
 Total Distributions                                                                       (0.16)        (0.42)             -
 Net Asset Value, End of Period                                                          $ 14.18       $ 13.83        $ 10.28
Total Return                                                                                3.71%        38.75%          2.80%
 Net Assets, End of Period (in thousands)                                                $ 2,400       $ 2,295        $ 1,635
 Average Net Assets for the Period (in thousands)                                        $ 2,285       $ 2,076        $ 1,260
Ratio of Gross Expenses to Average Net Assets                                               4.45%         6.11%         15.28% (b)
Ratio of Net Expenses to Average Net Assets                                                 1.30%         1.30%          1.30% (b)
Ratio of Net Investment Income/(Loss) to Average Net Assets                                (0.90%)       (0.98%)        (0.94%)(b)
Portfolio Turnover Rate                                                                    39.82%        47.37%         12.08%


                                                                                                      Mid-Cap Fund
For a share outstanding during the                                                                Investor Class Shares
fiscal year or period ended March 31,                                                     2005          2004            2003 (a)
-----------------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Period                                                    $ 13.79       $ 10.27        $ 10.00
 Income from Investment Operations:
       Net investment loss                                                                 (0.12)        (0.10)         (0.03)
       Net realized and unrealized gains on securities                                      0.59          4.04           0.30
 Total from Investment Operations                                                           0.47          3.94           0.27
 Less Distributions:
       Dividends (from net investment income)                                                  -             -              -
       Tax return of capital                                                                   -             -              -
       Distributions (from capital gains)                                                  (0.16)        (0.42)             -
 Total Distributions                                                                       (0.16)        (0.42)             -
 Net Asset Value, End of Period                                                          $  14.10      $ 13.79        $ 10.27
Total Return                                                                                3.43%        38.49%          2.70%
 Net Assets, End of Period (in thousands)                                                $ 2,931       $ 1,766          $ 542
 Average Net Assets for the Period (in thousands)                                        $ 2,180       $ 1,063          $ 249
Ratio of Gross Expenses to Average Net Assets                                               4.82%         6.47%         13.67% (b)
Ratio of Net Expenses to Average Net Assets                                                 1.55%         1.55%          1.56% (b)
Ratio of Net Investment Income/(Loss) to Average Net Assets                                (1.13%)       (1.22%)        (1.25%)(b)
Portfolio Turnover Rate                                                                    39.82%        47.37%         12.08%

(a)   For the period from September 30, 2002 (Date of Initial Public Investment) to March 31, 2003.

(b)   Annualized.

See Notes to Financial Statements.

The Brown Capital Management Funds

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

The Brown Capital Management Balanced securities of companies with market Fund, The Brown Capital Management capitalizations between $1 billion and Equity Fund, The Brown Capital $10 billion at the time of initial
Management  Small  Company  Fund,  The    investment ("mid-cap companies").
Brown Capital Management International
Equity Fund, and The Brown Capital The Mid-Cap Fund offers two classes of Management Mid-Cap Fund (collectively shares (Institutional Shares and the "Funds" and individually a "Fund") Investor Shares). Each class of shares are series funds. The Funds are part has equal rights as to assets of the of The Nottingham Investment Trust II Fund, and the classes are identical (the "Trust"), which was organized as except for differences in their sales a Massachusetts business trust and is charge structures and ongoing registered under the Investment distribution and service fees. Income, Company Act of 1940 (the "1940 Act"), expenses (other than distribution and as amended, as an open-ended service fees, which are only management investment company. Each of attributable to the Investor Shares), the Funds in this report is classified and realized and unrealized gains or as diversified as defined in the 1940 losses on investments are allocated to
Act.                                      each  class of shares  based  upon its
                                          relative net assets. Both classes have
The Brown Capital Management Balanced equal voting privileges, except where Fund ("Balanced Fund") commenced otherwise required by law or when the operations on August 11, 1992. The Board of Trustees (the "Trustees") investment objective of the Fund is to determines that the matter to be voted provide its shareholders with a on affects only the interests of the
maximum total return consisting of any    shareholders of a particular class.
combination of capital appreciation by
investing in a flexible portfolio of The following accounting policies have equity securities, fixed income been consistently followed by the
securities     and    money     market    Funds  and  are  in  conformity   with
instruments.                              accounting     principles    generally
                                          accepted  in  the  United   States  of
The Brown  Capital  Management  Equity    America  in  the  investment   company
Fund   ("Equity    Fund")    commenced    industry.
operations  on August  11,  1992.  The
investment objective of the Fund is to    Investment Valuation
seek capital appreciation principally The Funds' investments in securities through investments in equity are carried at value. Securities securities, such as common and listed on an exchange or quoted on a preferred stocks and securities national market system are valued at
convertible into common stocks.           the last  sales  price as of 4:00 p.m.
                                          Eastern Time. Other securities  traded
The Brown Capital Management Small in the over-the-counter market and Company Fund ("Small Company Fund") listed securities for which no sale commenced operations on July 23, 1992. was reported on that date are valued The investment objective of the Fund at the most recent bid price. is to seek capital appreciation Securities and assets for which principally through investments in representative market quotations are equity securities of those companies not readily available (e.g., if the with operating revenues of $250 exchange on which the portfolio million or less at the time of initial security is principally traded closes
investment.                               early or if trading of the  particular
                                          portfolio  security  is halted  during
The    Brown    Capital     Management    the day and does not  resume  prior to
International        Equity       Fund    the    Funds'    net    asset    value
("International      Equity     Fund")    calculation)   or  which   cannot   be
commenced operations on May 28, 1999. accurately valued using the Funds' The investment objective of the Fund normal pricing procedures are valued is to provide its shareholders with at fair value as determined in good long-term capital growth, consisting faith under policies approved by the of both realized and unrealized Trustees. A portfolio security's "fair capital gains, through investment in a value" price may differ from the price diversified international portfolio of next available for that portfolio marketable securities, primarily security using the Funds' normal equity securities, including common pricing procedures. Instruments with
stock,   preferred   stocks  and  debt    maturities  of 60  days  or  less  are
securities   convertible  into  common    valued  at   amortized   cost,   which
stocks.   The   Fund   invests   on  a    approximates market value.
worldwide  basis in equity  securities
of companies that are  incorporated in    Investment Transactions and Investment
foreign countries.                        Income
                                          Investment  transactions are accounted
The Brown Capital Management Mid-Cap for as of the date purchased or sold Fund ("Mid-Cap Fund") commenced (trade date). Dividend income is operations on September 30, 2002. The recorded on the ex-dividend date. investment objective of the Fund is to Certain dividends from foreign seek long-term capital appreciation by securities will be recorded as soon as investing in a portfolio of equity the Trust is informed of the dividend

                                                                    (Continued)

The Brown Capital Management Funds

Notes to Financial Statements

if such information is obtained investment income (if any) at the end subsequent to the ex-dividend date. of each calendar quarter. Interest income is recorded on the Distributions from capital gains (if
accrual     basis     and     includes    any)  are   generally   declared   and
amortization    of    discounts    and    distributed annually.
premiums.   Gains   and   losses   are
determined  on  the  identified   cost    Estimates
basis,  which is the same  basis  used    The     preparation    of    financial
for federal income tax purposes.          statements    in    conformity    with
                                          accounting     principles    generally
Expenses                                  accepted  in  the  United   States  of
Each Fund bears expense incurred America requires management to make specifically on its behalf as well as estimates and assumptions that affect a portion of general expenses, which the amount of assets, liabilities, are allocated according to methods expenses and revenues reported in the
approved annually by the Trustees.        financial  statements.  Actual results
                                          could differ from those estimates.
Foreign Currency Translation
(International Equity Fund)               Federal Income Taxes
Portfolio securities and other assets The Balanced Fund, the Equity Fund, and liabilities denominated in foreign the International Equity Fund and the currencies are translated into U.S. Mid-Cap Fund are considered personal dollars based on the exchange rate of holding companies as defined under
such currencies  against U.S.  dollars    Section  542 of the  Internal  Revenue
on the date of valuation. Purchases Code since 50% of the value of the and sales of securities and income Fund's shares were owned directly or
items     denominated    in    foreign    indirectly    by   five    or    fewer
currencies are translated into U.S. individuals at a certain time during dollars at the exchange rate in effect the last half of the year. As personal
on the transaction date.                  holding   companies,   the  Funds  are
                                          subject  to  federal  income  taxes on
The Fund does not separately report undistributed personal holding company the effect of changes in foreign income at the maximum individual
exchange  rates from changes in market    income  tax  rate.  No  provision  for
prices  on   securities   held.   Such    income   taxes  is   included  in  the
changes are  included in net  realized    accompanying financial statements,  as
and  unrealized   gain  or  loss  from    the  Funds  intend  to  distribute  to
investments.                              shareholders  all  taxable  investment
                                          income   and   realized    gains   and
Realized foreign exchange gains or otherwise comply with Subchapter M of losses arise from sales of foreign the Internal Revenue Code applicable
currencies,  currency  gains or losses    to regulated investment companies.
realized   between   the   trade   and
settlement    dates   on    securities    Indemnifications
transactions    and   the   difference    Under   the   Funds'    organizational
between the recorded amounts of documents, its officer and Trustees dividends, interest, and foreign are indemnified against certain withholding taxes, and the U.S. dollar liabilities arising out of the
equivalent  of  the  amounts  actually    performance  of  their  duties  to the
received  or  paid.   Net   unrealized    Funds.  In  addition,  in  the  normal
foreign exchange gains and losses course of business, the Funds enter arise from changes in foreign exchange into contracts with their vendors and rates on foreign denominated assets others that provide for general and liabilities other than investments indemnifications. The funds' maximum in securities held at the end of the exposure under these arrangements is
reporting period.                         unknown as this would  involve  future
                                          claims  that may be made  against  the
Restricted Security Transactions          Funds.  The Funds  expect that risk of
Although  Pamlico  Enhanced Cash Trust    loss to be remote.
("Pamlico")  meets the definition of a
restricted security as defined in Reg.    Proxy   Voting   Policies  and  Voting
ss.210.6-03  (f) of Regulation  S-X of    Record (Unaudited)
the Securities and Exchange A copy of the Trust's Proxy Voting and Commission, the Board has determined Disclosure Policy and the Advisor's that a restricted security, as Proxy Voting and Disclosure Policy are indicated as a fundamental limitation included as Appendix B to the Fund's of the Fund, must also be illiquid Statement of Additional Information
(i.e.   the  fund  cannot   reasonably    and is available, without charge, upon
expect to receive the amount at which request, by calling 1-800-773-3863. it values the security within seven After June 30, 2004, information
days).   Pamlico  is  designed  as  an    regarding  how the Fund voted  proxies
overnight sweep instrument for the relating to portfolio securities funds and as such, investments in this during the most recent 12-month period
security are available on demand.         ended  June 30 will be  available  (1)
                                          without  charge,   upon  request,   by
Dividend Distributions                    calling  the Fund at the number  above
Each  of the  Funds  may  declare  and    and  (2)  on  the  SEC's   website  at
distribute    dividends    from    net    http://www.sec.gov.

                                                                    (Continued)

The Brown Capital Management Funds

Notes to Financial Statements
--------------------------------------------------------------------------------

Quarterly      Portfolio      Holdings    in amounts that limit the Funds' total
(Unaudited)                               operating   expenses   (exclusive   of
The Fund files its complete schedule interest, taxes, brokerage fees and of portfolio holdings with the SEC for commissions, extraordinary expenses, the first and third quarters of each and payments, if any, under a Rule fiscal year on Form N-Q. The Fund's 12b-1 Plan) to not more than a
Forms N-Q are  available  on the SEC's    specified  percentage  of the  average
website at http://www.sec.gov. You may daily net assets of each Fund for the review and make copies at the SEC's current fiscal year. There can be no
Public Reference Room in Washington, assurance that the Expense Limitation D.C. You may also obtain copies after Agreement will continue in the future. paying a duplicating fee by writing Subject to approval by the Board of the SEC's Public Reference Section, Trustees, the Advisor may be able to
Washington,   D.C.  20549-0102  or  by    recoup   fees   waived  and   expenses
electronic          request         to    assumed  during  any of  the  previous
publicinfo@sec.gov,  and is  available    five  fiscal  years  for the  Balanced
without  charge,   upon  request,   by    Fund,   the  Equity  Fund,  the  Small
calling the fund at 1-800-773-3863. Company Fund, and the International Information on the operation of the Equity Fund and three fiscal years for Public Reference Room may be obtained the Mid-Cap Fund, provided that the
by calling the SEC at 202-942-8090.       respective  fund's total assets exceed
                                          $20 million for the Balanced Fund, the
                                          Equity Fund,  the Small  Company Fund,
2.   Agreements                           the International  Equity Fund and $15
                                          million   for   the   Mid-Cap    Fund.
Advisor                                   Additionally, the respective fund must
Each Fund pays a monthly advisory fee reach a sufficient asset size to to Brown Capital Management, Inc. (the permit such reimbursement to be made "Advisor") based upon the average without causing the total annual
daily  net  assets  of  the  Fund  and    expense ratio of the  respective  fund
calculated  at  the  annual  rates  as    to  exceed  the  corresponding  annual
shown in the schedule  provided below.    expense   ratio  limit  as   described
The   Advisor    has   entered    into    above.
contractual    agreements    ("Expense
Limitation Agreement") with the Funds The expense limitation percentages, as under which it has agreed to waive or well as the Advisory fees waived and reduce its fees and to assume other expenses reimbursed for the current
expenses of the Funds,  if  necessary,    fiscal   year  are   included  in  the
                                          following schedule.

----------------------------------------------------------------------------------------------------------------------------------
                                               Advisor Fees                  Expense
Fund                                                                        Limitation       Advisor Fees            Expenses
                                      Average Net Assets        Rate          Ratio             Waived              Reimbursed
----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                            First $100 million      0.65%           1.20%               $58,186                  $0

                                          Over $100 million      0.50%
Equity Fund                              First $100 million      0.65%           1.20%               $62,289                  $0

                                          Over $100 million      0.50%
Small Company Fund                            On all assets      1.00%           1.50%                    $0                  $0
International Equity Fund                First $100 million      1.00%           2.00%               $62,167                  $0
                                          Over $100 million      0.75%

Mid-Cap Fund                                  On all assets      0.75%     Class level               $33,487            $109,709
               Institutional Shares                                              1.30%
                    Investor Shares                                              1.55%
---------------------------------------------------------------------------------------------------------------------------------


Administrator
Each Fund pays a monthly fund accounting and recordkeeping administration fee to The Nottingham services and for certain costs Company ("the Administrator) based involved with the daily valuation of upon the average daily net assets of securities and as reimbursement for the Fund and calculated at the annual out-of-pocket expenses (which are rates which are subject to a minimum immaterial in amount). A breakdown of of $2,000 per month per fund. The fees paid to the Administrator is
Administrator  also  receives a fee to    provided in the following schedule.
procure and pay the  custodian for the
funds,   additional  compensation  for

                                                                    (Continued)

The Brown Capital Management Funds

Notes to Financial Statements

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Fund             Fund
                      Administration Fees                   Custody Fees            Accounting       Accounting        Blue Sky
                   Average Net         Annual       Average Net          Annual        Fees          Fees (on       Administration
                     Assets            Rate          Assets               Rate       (monthly)         assets)        (annual)
-----------------------------------------------------------------------------------------------------------------------------------
All Funds      First $50 million       0.175%   First $100 million        0.02%     $2,250 (1)           0.01%       $150 per state
                Next $50 million       0.150%                                         $750 (1)
                Next $50 million       0.125%

               Over $150 million       0.100%    Over $100 million       0.009%
-----------------------------------------------------------------------------------------------------------------------------------
(1) These fees are based on the number of classes of shares for each Fund. Each
Fund  pays $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.


Compliance Services
The Nottingham Compliance Services, of Investor Shares in the Fund or LLC, a fully owned affiliate of The support servicing of Investor Share
Nottingham Company,  provides services    shareholder       accounts.       Such
which assists the Trust's Chief expenditures incurred as service fees Compliance Officer in monitoring and may not exceed 0.25% per annum of the testing the policies and procedures of Investor Shares' average daily net
the   Trust   in   conjunction    with    assets.   The  Mid-Cap  Fund  incurred
requirements under Rule 38a-1 of the $5,450 of such expenses for the Securities and Exchange Commission. It Investor Shares under the Plan for the
receives compensation for this service    year ended March 31, 2005.
at an annual  rate of $7,750  for each
fund.
                                          4.   Purchases and Sales of Investment
Transfer Agent                                 Securities
North Carolina  Shareholder  Services,
LLC ("Transfer Agent" serves as For the fiscal year ended March 31, transfer, dividend paying, and 2005, the aggregate cost of purchases
shareholder  servicing  agent  for the    and proceeds  from sales of investment
Funds.  It receives  compensation  for    securities    (excluding    short-term
its  services  based  upon  a $15  per    securities) were as follows:
shareholder  per  year,  subject  to a
minimum  fee of  $1,500  per month per

Fund and $500 per  month  per Fund for
each additional class of shares.
                                          ------------------------------------------------------
                                          Fund                                     Proceeds from
Certain  Trustees  and officers of the                              Purchases of        Sales of
Trust   are  also   officers   of  the                               Securities       Securities
Advisor,   the   Distributor   or  the    ------------------------------------------------------
Administrator.                            Balanced Fund              $5,296,686       $5,249,886
                                          Equity Fund                $6,253,322       $6,565,122
                                          Small Company Fund        $68,489,287     $266,305,979
3.   Distribution   and  Service  Fees    International Equity Fund  $3,403,731       $1,469,469
     (Mid-Cap Fund)                       Mid-Cap Fund               $2,773,146       $1,710,989
                                          ------------------------------------------------------
The  Trustees,  including the Trustees
who are not  "interested  persons"  of
the  Trust  as   defined  in  the  Act    There  were no  purchases  or sales of
adopted  a  distribution  and  service    long-term U.S. Government  Obligations
plan pursuant to Rule 12b-1 of the Act    for any of the funds during the fiscal
(the "Plan") applicable to the Mid-Cap    year.
Fund   Investor   Shares.    The   Act
regulates   the   manner  in  which  a
regulated   investment   company   may
assume  costs  of   distributing   and
promoting  the sales of its shares and                                          (Continued)
servicing of its shareholder accounts.

The Plan  provides  that  the  Mid-Cap
Fund may incur  certain  costs,  which
may not exceed  0.25% per annum of the
average  daily net assets of  Investor
Shares    for   each   year    elapsed
subsequent  to  adoption  of the Plan,
for  payment  to the  Distributor  and
others for items  such as  advertising
expenses,       selling      expenses,
commissions, travel, or other expenses
reasonably intended to result in sales

The Brown Capital Management Funds

Notes to Financial Statements
--------------------------------------------------------------------------------

5.   Federal Income Tax

The tax components of capital shown in Accumulated capital losses noted below the table below represent: (1) represent net capital loss carryovers distribution requirements the Funds as of March 31, 2005 that may be must satisfy under the income tax available to offset future realized
regulations,  (2) losses or deductions    capital   gains  and  thereby   reduce
the   Funds  may  be  able  to  offset    future taxable gain distributions.
against  income and gains  realized in
future years, and (3) unrealized Other book tax differences in the appreciation or depreciation of current year primarily consist of
investments  for  federal  income  tax    foreign currency contract  adjustments
purposes.                                 and deferred post-October losses.

------------------------------------------------------------------------------------------------------------------------------
Fund                                Undistributed    Undistributed                                               Net Tax
                                       Ordinary      Long-Term         Accumulated        Other Book to         Appreciation/
                                        Income          Gains         Capital Losses      Tax Differences       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Balanced Fund (1)                        $3,091            $0            $2,063,126                    $0          $1,018,186
Equity Fund (1)                              $0            $0            $2,548,141                    $0          $1,297,460
Small Company Fund (1)                       $0            $0           $23,431,323           $12,133,727         $38,154,880
International Equity Fund (1)                $0            $0            $1,423,328                $1,593          $2,901,347
Mid-Cap Fund (1)                             $0      $162,708                    $0                    $0            $836,320
------------------------------------------------------------------------------------------------------------------------------
(1) Capital loss carry-forwards subject to annual limitations.

Accumulated capital losses noted below reduce future taxable gains represent net capital loss distributions. The table below shows carry-forwards, as of March 31, 2005, the expiration dates of the
that may be available to offset future    carryovers.
realized  capital  gains  and  thereby


-----------------------------------------------------------------------------------------------------------------------------------
Capital Loss Carry-forward Expiration Schedule
For the year ended March 31, 2005
Fund                                  March 31, 2007   March 31, 2010      March 31, 2011      March 31, 2012      March 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund (1)                            $0            $198,959          $1,820,238             $43,929                   $0
Equity Fund (1)                              $0             $51,060          $2,062,915            $434,166                   $0
Small Company Fund (1)                       $0                  $0            $887,113          $4,924,197          $17,620,013
International Equity Fund (1)                $0                  $0            $968,652            $454,676                   $0
Mid-Cap Fund (1)                             $0                  $0                  $0                  $0                   $0
-----------------------------------------------------------------------------------------------------------------------------------
(1) Capital loss carry-forwards subject to annual limitations.


The aggregate cost of investments and Unrealized appreciation and unrealized the composition of unrealized depreciation in the table below appreciation and depreciation of exclude appreciation/depreciation on
investment   securities   for  federal    foreign  currency  translations.   The
income  tax  purposes  as of March 31,    primary  difference  between  book and
2005 are noted below.                     tax   appreciation/(depreciation)   of
                                          investments    is   wash   sale   loss
                                          deferrals.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate Gross             Aggregate Gross
                                                                                    Unrealized                    Unrealized
Fund                                                    Federal Tax Cost            Appreciation                 Depreciation
-----------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                               $12,935,509                $1,512,000                  $(493,814)
Equity Fund                                                 $11,863,793                $1,883,324                  $(585,864)
Small Company Fund                                         $416,643,122               $93,657,668               $(55,502,788)
International Equity Fund                                    $7,525,379                $3,014,551                  $(113,204)
Mid-Cap Fund                                                 $4,579,753                  $937,884                  $(101,564)
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                                (Continued)

The Brown Capital Management Funds

Notes to Financial Statements

-------------------------------------------------------------------------------

The    amount   of    dividends    and    short-term  gains,  deferral  of  wash
distributions from net investment sale losses, foreign currency income and net realized capital gains transactions, net investment losses are determined in accordance with and capital loss carry-forwards. federal income tax regulations which Certain permanent differences such as may differ from generally accepted tax returns of capital and net
accounting      principles.      These    investment  losses  noted  below  have
differences   are  due  to   differing    been reclassified against capital.
treatments   for  items  such  as  net

--------------------------------------------------------------------------------------------------------------------------
For the fiscal year ended March 31, 2005                          Distributions from
                                                       Ordinary         Long-Term          Tax Return of    Net Investment
Fund                                                    Income         Capital Gains           Capital           Loss
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                           $104,376                 $0                  $0                 $0
Equity Fund                                                   $0                 $0                  $0            $20,212
Small Company Fund                                            $0                 $0                  $0         $6,052,819
International Equity Fund                                     $0                 $0                  $0            $28,360
Mid-Cap Fund                                                  $0            $54,220                  $0            $45,163
--------------------------------------------------------------------------------------------------------------------------

6.   Capital Share Transactions

-------------------------------------------- ------------------------- -------------------------- ---------------------------------
For the fiscal years ended March 31,              Balanced Fund               Equity Fund                Small Company Fund
                                                2005         2004         2005          2004           2005             2004
-------------------------------------------- ------------ ------------ ------------ ------------- ---------------- ----------------
Transactions in Fund Shares
        Shares sold                              118,378      117,871       62,411        85,802        7,211,607       14,872,331
        Reinvested distributions                   7,077        6,164            0             0                0                0
        Shares repurchased                      (41,556)    (142,278)     (78,187)      (91,634)     (15,443,898)      (8,823,746)
Net Increase/(Decrease) in Capital Share
Transactions                                      83,899     (18,243)     (15,776)       (5,832)      (8,232,291)        6,048,585
Shares Outstanding, Beginning of Period          894,692      912,935      823,355       829,187       25,018,243       18,969,658
Shares Outstanding, End of Period                978,591      894,692      807,579       823,355       16,785,952       25,018,243
-------------------------------------------- ------------ ------------ ------------ ------------- ---------------- ----------------

-------------------------------------------- ------------------------- ------------------------------------------------------------
For the fiscal years ended March 31,              International                               Mid-Cap Fund
                                                   Equity Fund
                                                                              Investor Class              Institutional Class
                                                2005         2004           2005           2004          2005           2004
-------------------------------------------- ------------ ------------ --------------- -------------- ------------ ----------------
Transactions in Fund Shares
        Shares sold                              205,913      179,553          90,546         83,260        2,651          115,696
        Reinvested distributions                       0            0           1,922          2,748        1,517            5,010
        Shares repurchased                      (17,954)    (173,251)        (12,766)       (10,665)        (843)        (113,802)
Net Increase/(Decrease) in Capital Share
Transactions                                     187,959        6,302          79,702         75,343        3,325            6,904
Shares Outstanding, Beginning of Period          695,931      689,629         128,125         52,781      165,971          159,067
Shares Outstanding, End of Period                883,890      695,931         207,827        128,125      169,296          165,971
-------------------------------------------- ------------ ------------ --------------- -------------- ------------ ----------------




                                                                                                                        (Continued)



The Brown Capital Management Funds

Additional Information (Unaudited)
--------------------------------------------------------------------------------

7.   Information  about  Trustees  and
     Officers



The  business and affairs of The Brown    may  be   removed   at  a  meeting  of
Capital Management Balanced Fund, The shareholders by a vote meeting the Brown Capital Management Equity Fund, requirements of the Trust's The Brown Capital Management Mid-Cap organizational documents. The
Fund,  The  Brown  Capital  Management    Statement of Additional Information of
Small Company Fund, and The Brown The Brown Funds includes additional Capital Management International information about the Trustees and Equity Fund ("The Brown Funds") and officers and is available, without
The Nottingham Investment Trust II charge, upon request by calling The ("Trust") are managed under the Brown Funds toll-free at direction of the Board of Trustees 1-800-773-3863. The address of each
("Trustees") of the Trust. Information Trustee and officer, unless otherwise concerning the Trustees and officers indicated below, is 116 South Franklin of the Trust and The Brown Funds is Street, Rocky Mount, North Carolina set forth below. Generally, each 27804. The Trustees received aggregate Trustee and officer serves an compensation of $22,290 [$4,458 for indefinite term or until certain each fund] during the fiscal year circumstances such as their ended March 31, 2005 for their
resignation,  death,  or  otherwise as    services  to The  Brown  Funds and the
specified      in     the      Trust's    Trust.
organizational  documents. Any Trustee

--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
                                                                                         Number of
                                                                                        Portfolios in
                            Position(s)    Length                                        Fund Complex
       Name, Age,            held with     of Time      Principal Occupation(s)          Overseen by           Other Directorships
       And Address           Fund/Trust    Served        During Past 5 Years              Trustee               Held by Trustee
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
                                                         Independent Trustees
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Jack E. Brinson, 72         Trustee,      Since       Retired; Previously,  President        6        Independent   Trustee  of  the
                            Chairman      1990        of   Brinson   Investment   Co.                 following:    Gardner    Lewis
                                                      (personal    investments)   and                 Investment Trust for the three
                                                      President       of      Brinson                 series  of  that  trust;   New
                                                      Chevrolet,      Inc.      (auto                 Providence   Investment  Trust
                                                      dealership)                                     for  the  one  series  of that
                                                                                                      trust;     Hillman     Capital
                                                                                                      Management   Investment  Trust
                                                                                                      for  the  two  series  of that
                                                                                                      trust; MurphyMorris Investment
                                                                                                      Trust  for the one  series  of
                                                                                                      that  trust;   Merit  Advisors
                                                                                                      Investment  Trust  and the one
                                                                                                      series  of that  trust;  Merit
                                                                                                      Advisors  Investment  Trust II
                                                                                                      and  the  one  series  of that
                                                                                                      trust; de Leon Funds Trust for
                                                                                                      the one series of that  trust;
                                                                                                      and  Tilson  Investment  Trust
                                                                                                      for  the  two  series  of that
                                                                                                      trust     (all      registered
                                                                                                      investment companies)
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
J. Buckley Strandberg, 45   Trustee       Since       President      of      Standard         6       Independent Trustee  of  Merit
                                          1991        Insurance       and      Realty                 Advisors Investment  Trust and
                                                      (insurance     and     property                 the one series of that  trust;
                                                      management)                                     Merit   Advisors    Investment
                                                                                                      Trust II and the one series of
                                                                                                      that  trust   (all  registered
                                                                                                      investment companies)
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
James H. Speed, Jr., 51     Trustee       Since       President  and CEO of NC Mutual       6         Independent   Trustee  of  RBC
                                          2002        Insurance  Company   (insurance                 Funds, Inc. for its six series
                                                      company)    since   May   2003;                 (all  registered    investment
                                                      President  of  Speed  Financial                 companies)
                                                      Group,                     Inc.
                                                      (consulting/private
                                                      investments)  from  March  2000
                                                      to April 2003
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------

                                                                                                               (Continued)

The Brown Capital Management Funds

Additional Information (Unaudited)
--------------------------------------------------------------------------------

7.  Information about Trustees and Officers (Continued)


--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
                                                         Interested Trustees
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Richard K. Bryant, 45       Trustee       Trustee     President  of Capital  Investment       6                    None
Post Office Box 32249                     since 2002  Group,  Inc.  (distributor of the
Raleigh, North Carolina                               Funds);    Vice    President   of
27622                                                 Capital    Investment    Counsel,
                                                      Inc.;    President   of   Capital
                                                      Investment    Brokerage,     Inc.
                                                      (broker/dealer     firm);     and
                                                      President   of  N.C.   Securities
                                                      Association                (trade
                                                      organization);   Trustee  of  the
                                                      Trust   since   September   2002;
                                                      previously,  Trustee of the Trust
                                                      from 1990 until June 2002
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Keith A. Lee, 44            Trustee;      Trustee     Senior  Vice  President  of Brown       6                    None
1201 N. Calvert Street      Vice          since       Capital     Management,      Inc.
Baltimore, Maryland 21202   President and 2002;  Vice (advisor  of  the  Brown  Capital
                            Principal     President   Management    Funds)   and   Vice
                            Executive     since       President  of the  Brown  Capital
                            Officer,  the 1992;       Management Funds;  Trustee of the
                            Brown Capital Principal   Trust since June 2002
                            Management    Executive
                            Funds         Officer
                                          since 2002
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Basis of  Interestedness.  Mr.  Bryant is an  Interested  Trustee  because  he is an  officer  of Capital  Investment  Group,  Inc., the distributor of the Funds.  Mr. Lee is an Interested  Trustee because he is an officer of Brown Capital  Management,  Inc., the advisor of The Brown Funds.
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
                                                            Other Officers
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Eddie C. Brown, 64          President,    Since       President   of   Brown    Capital      n/a                    n/a
1201 N. Calvert Street      the     Brown 1992        Management,   Inc.;   previously,
Baltimore, Maryland  21202  Capital                   Trustee  of the  Trust  from 1992
                            Management                until June 2002
                            Funds
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
R. Mark Fields, 52          Vice          Since       Manager   of   EARNEST   Partners      n/a                    n/a
119 S. President Street     President,    1992        Limited,   LLC  (advisor  of  the
2nd Floor                   EARNEST                   EARNEST   Partners  Fixed  Income
Jackson, Mississippi  39201 Partners                  Trust), since 1999
                            Fixed  Income
                            Trust
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Douglas S. Folk, 43         President,    Since       Partner and Portfolio  Manager of      n/a                    n/a
75 Fourteenth Street        EARNEST       2004        EARNEST  Partners  Limited,  LLC,
Suite 2300                  Partners                  since 1999
Atlanta, Georgia  30309     Fixed  Income
                            Trust
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
John M. Friedman, 60        Vice          Since       Partner and Portfolio  Manager of      n/a                    n/a
75 Fourteenth Street        President,    1992        EARNEST  Partners  Limited,  LLC,
Suite 2300                  EARNEST                   since 1999
Atlanta, Georgia  30309     Partners
                            Fixed Income
                            Trust
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Tracey L. Hendricks, 37     Treasurer and Since       Vice   President   of   Financial      n/a                    n/a
                            Assistant     2004        Reporting,  Tax, Internal, Audit,
                            Secretary                 and  Compliance of The Nottingham
                                                      Company  (Administrator  to  the
                                                      Fund)  since  2004;  previously,
                                                      Vice   President    of   Special
                                                      Projects   of   The   Nottingham
                                                      Company  from   2001   to   2004
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------
Julian G. Winters, 36       Secretary and Since       Vice   President   -   Compliance      n/a                    n/a
                            Chief         2004        Administration       of       The
                            Compliance                Nottingham Company, since 1998
                            Officer
--------------------------- ------------- ----------  ---------------------------------- ------------ -----------------------------

Deloitte
                                                      Deloitte & Touche LLP
                                                      Two World Financial Center
                                                      New York, NY 10281-1414
                                                      USA

                                                      Tel:+ 1 252 436 2000
                                                      Fax:+ 1 212 436 5000
                                                      www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, and The Brown Capital Management Small Company Fund:

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, and The Brown Capital Management Small Company Fund (the "Funds"), including the portfolios of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the year then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management International Equity Fund, The Brown Capital Management Mid-Cap Fund, and The Brown Capital Management Small Company Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
April 29, 2005
                                                        Member of
                                                        Deloitte Touche Tohmatsu

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II










For Shareholder Service Inquiries:             For Investment Advisor Inquiries:

Documented:                                    Documented:

NC Shareholder Services                        Brown Capital Management
116 South Franklin Street                      1201 North Calvert Street
Post Office Drawer 4365                        Baltimore, Maryland 21202
Rocky Mount, North Carolina 27803

Toll-Free Telephone:                           Toll-Free Telephone:

1-800-773-3863                                 1-877-892-4BCM, 1-877-892-4226

World Wide Web @:                              World Wide Web @:

nottinghamco.com                               browncapital.com








                                                    [BCM LOGO HERE]
                                                BROWN CAPITAL MANAGEMENT

Item 2. Code of Ethics.
        --------------

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officers, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


(c)      There have been no amendments during the period covered by this report.


(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.


(e)      Not applicable.


(f)(1) A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officer is filed pursuant to
         Item 12(a)(1) below.





Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         --------------------------------

(a)(1) The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.


(a)(2) Mr. James H. Speed, Jr. is the audit committee financial expert and he is "independent" for purposes of Item 3 of Form N-CSR.


(a)(3)   Not applicable.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
         --------------------------------------

(a) Audit Fees - Audit fees billed for the registrant for the last two fiscal years are described in the table below. These amounts represent aggregate fees billed by the registrants' independent accountant, Deloitte & Touche LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.


-------------------------------------------------------- ----------- -----------

                      Fund                                   2004        2005
-------------------------------------------------------- ----------- -----------
Capital Value Fund*                                        $11,445       $0
-------------------------------------------------------- ----------- -----------
EARNEST Partners Fixed Income Trust                        $11,235     $13,750
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Equity Fund                    $9,925     $14,250
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Balanced Fund                  $9,925     $14,250
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Small Company Fund             $9,925     $17,750
-------------------------------------------------------- ----------- -----------
The Brown Capital Management International Equity Fund     $14,440     $15,250
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Mid-Cap Fund                  $11,175     $15,250
-------------------------------------------------------- ----------- -----------
WST Growth Fund*                                           $12,445       $0
-------------------------------------------------------- ----------- -----------
   *Those funds ceased operations prior to March 31, 2005.

(b) Audit-Related Fees - There were no additional fees billed in the fiscal years ended March 31, 2004 and March 31, 2005 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees - The tax fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are described in the table below. These services were for the completion of each fund's federal, state, and excise tax returns.


-------------------------------------------------------- ----------- -----------

                      Fund                                   2004        2005
-------------------------------------------------------- ----------- -----------
Capital Value Fund                                         $3,850       $4,875
-------------------------------------------------------- ----------- -----------
EARNEST Partners Fixed Income Trust                        $3,850       $4,875
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Equity Fund                   $3,850       $4,875
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Balanced Fund                 $3,850       $4,875
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Small Company Fund            $3,850       $4,875
-------------------------------------------------------- ----------- -----------
The Brown Capital Management International Equity Fund     $3,850       $4,875
-------------------------------------------------------- ----------- -----------
The Brown Capital Management Mid-Cap Fund                  $3,850       $4,875
-------------------------------------------------------- ----------- -----------
WST Growth Fund                                            $3,850       $4,875
-------------------------------------------------------- ----------- -----------

(d) All Other Fees -There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1) The registrant's board of trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of board of trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

     (2) There were no services as described  in each of  paragraph  (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g) There were no no-audit fees billed by the Accountant for services rendered to the registrant, the registrant's investment advisers, or any other entity controlling, controlled by, or under common control with the registrant's investment advisers.

(h)      Not applicable.





Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         -------------------------------------

         Not applicable.





Item 6.  SCHEDULE OF INVESTMENTS.
         -----------------------

         A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.





Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         -------------------------------

         Not applicable.





Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         ----------------------------------------------------------------

         Not applicable.


Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
         ---------------------------------

         Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
         --------------------------------------------------

         Not applicable.





Item 11. CONTROLS AND PROCEDURES.
         -----------------------

(a) The registrant's principal executive officers and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item 12. EXHIBITS.
         --------

(a)(1)   Code of Ethics  required  by Item 2 of Form N-CSR is filed  herewith as
         Exhibit 12.(a)(1).


(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).


(a)(3)   Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Nottingham Investment Trust II


By: (Signature and Title)        /s/ Julian G. Winters
                                 ____________________________________
                                 Julian G. Winters
                                 Secretary and Assistant Treasurer

Date: May 25, 2005







Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: (Signature and Title)        /s/ Douglas S. Folk
                                 ____________________________________
                                 Douglas S. Folk
                                 President and Principal Executive Officer,
                                 EARNEST Partners Fixed Income Trust

Date: May 26, 2005



By: (Signature and Title)        /s/ Keith A. Lee
                                 ____________________________________
                                 Keith A. Lee
                                 Trustee, The Nottingham Investment Trust II
                                 Vice President and Principal Executive Officer,
                                 The Brown Capital  Management  Equity Fund, The
                                 Brown Capital  Management  Balanced  Fund,  The
                                 Brown  Capital  Management  Small Company Fund,
                                 The  Brown  Capital  Management   International
                                 Equity Fund,  and The Brown Capital  Management
                                 Mid-Cap Fund

Date: May 26, 2005




By:  (Signature and Title)       /s/ Julian G. Winters
                                 ____________________________________
                                 Julian G. Winters
                                 Secretary and Assistant Treasurer,
                                 The Nottingham Investment Trust II

Date: May 25, 2005


By: (Signature and Title)        /s/ Tracey L. Hendricks
                                 ____________________________________
                                 Tracey L. Hendricks
                                 Treasurer, Assistant Secretary, Principal
                                 Financial Officer, The Nottingham
                                 Investment Trust II

Date: May 25, 2005